UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-5586

Oppenheimer Rochester California Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end:   July 31

Date of reporting period:   1/31/2017

Item 1. Reports to Stockholders.

Semiannual Report 1/31/2017

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer Rochester® California Municipal Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 1/31/17

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays Municipal Bond Index
6-Month	-2.06%	-6.71%	-3.34%
1-Year	3.81	-1.12	-0.28
5-Year	5.57	4.54	2.94
10-Year	2.69	2.19	4.34

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

Our Twitter handle is @RochesterFunds.

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An Important Update

to the Fund Performance Discussion

Update (as of March 24, 2017): In the weeks that followed the end of this reporting period, several developments occurred that we believe warrant attention from this Fund’s shareholders.

Securities backed by Puerto Rico’s sales and use tax (COFINAs) were paid their full coupon payment on February 1 as were bonds issued by the Puerto Rico Industrial Development Company, PRASA (the Commonwealth’s aqueduct and sewer authority) and PRHTA (its highways and transportation authority). According to Puerto Rico officials, the Government Development Bank failed to make a February 1 payment of $279 million, and other authorities – including the Public Finance Corporation and the Commonwealth’s infrastructure finance authority – also skipped their much smaller payments.

Gov. Ricardo Rosselló Nevares announced on February 9 that the $1.4 million interest payment that was due on G.O. bonds on February 1 would be paid from a Banco Popular account into which $146 million of “clawback” money had been deposited.

In early February, the governor signed legislation to add a non-binding “status referendum” to the calendar. On June 11, Puerto Ricans will be asked to vote for either statehood or independence/free association. The outcome could set the stage for an additional referendum in October. However, a member of the opposition party has appealed to U.S. Attorney General Jeff Sessions to intervene because the June 11 referendum fails to give Puerto Ricans the option to vote to remain a commonwealth.

In his State of the Commonwealth speech on February 27, 2017, Gov. Rosselló discussed his forthcoming 10-year fiscal plan, which he said would lead to economic growth and an additional $1.5 billion in revenue. The plan did not include many of the austerity measures that had been discussed, including layoffs to reduce the government payroll. In fact, one of the plan’s proposals calls for a minimum wage increase for both private and public sector employees, which the governor sees as step toward economic growth.

According to the plan, government spending would decrease by $1.5 billion, and $1.2 billion would be set aside for debt service obligations by fiscal 2019. The plan did not meet the Oversight Board’s requirement that there be $4.5 billion in fiscal adjustments to close the fiscal 2019 budget gap.

In early March the Oversight Board rejected the governor’s plan, calling it “unrealistic.” The Board called for emergency spending cuts on March 8 based on its concerns about the Commonwealth’s liquidity issues. In a letter to the governor, the Board wrote: “While we

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appreciate your focus on addressing Puerto Rico’s long-term fiscal and economic challenges, we think far more needs to be done immediately to reduce spending.” The governor responded with “appreciation” for the board’s input and assertions that his plan already addressed issues related to taxes and spending.

On March 13, 2017, the Oversight Board approved an amended fiscal plan and established a number of milestones for the Rosselló administration. With the Board’s approval, the governor was able to avoid furloughs. The Board has said it will revisit the need for furloughs if the plan’s revenue measures fail to work by October 2017. The current plan calls for approximately $7 billion in debt payments through fiscal year 2026. As one member of the Oversight Board explained, the approval of this plan “is certainly not the end of the process.” He went on to say that it is not “even the beginning of the end of the process,” according to The Bond Buyer.

The stay that prevents creditors from suing the Commonwealth for non-payment is set to expire May 1. The governor has asked that the stay be extended to December 31, but Puerto Rico’s resident commissioner has said that another extension was unlikely.

Representatives of the Puerto Rican government, the Oversight Board and bondholders appeared before the House Natural Resources Committee’s Subcommittee on Indian, Insular, and Alaska Native Affairs on March 22. The subcommittee heard testimony about the Oversight Board and about the restructuring agreement between forbearing bondholders and PREPA (the Commonwealth’s electric utility authority). Earlier in the month, the governor nominated Ricardo Ramos to be PREPA’s new executive director.

As always, our team is focused on developments that have the potential to affect this Fund’s holdings and will continue to work to protect our shareholders’ best interests.

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Fund Performance Discussion

Oppenheimer Rochester California Municipal Fund continued to generate attractive levels of tax-free income during the most recent 6-month reporting period, despite post-Election Day volatility in the municipal bond market. As of January 31, 2017, the Class A shares provided a distribution yield of 4.95% at net asset value (NAV). Falling bond prices in the last 2 months of the reporting period, however, caused the Fund’s NAV to decline, and its total return for the reporting period was negative. The Fund’s Class A shares nonetheless outperformed the Bloomberg Barclays Municipal Bond Index, its benchmark, by 128 basis points.

MARKET OVERVIEW

The Federal Reserve Open Market Committee (FOMC) decided to maintain the target range for the Fed Funds rate at 0.50% to 0.75% at its January 2017 meeting. The FOMC cited “realized and expected labor market conditions and inflation” as factors in its decision, which it expects to support further job gains. Improvements in the labor market were also discussed at the FOMC’s meetings in September and November 2016.

The FOMC last increased the Fed Funds target rate at its December 2016 meeting.

The average 12-month distribution yield in Lipper’s California Municipal Debt Funds category was 3.25% at the end of this reporting period. At 5.32%, the 12-month distribution yield at NAV for this Fund’s Class A shares was 207 basis points higher than the category average.

Simultaneously, the Fed increased its forecast from an earlier projection of two. One reason given for potential future rate hikes is to

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES
Dividend Yield w/o sales charge	4.95%
Dividend Yield with sales charge	4.72
Standardized Yield	3.57
Taxable Equivalent Yield	7.35
Last distribution (1/24/17)	$0.034
Total distributions (8/1/16 to 1/31/17)	$0.213

Endnotes for this discussion begin on page 20 of this report.

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prevent both rapidly falling unemployment rates and the inflation that could ensue as employers increase wages to attract available workers.

In a speech given at the end of the reporting period, Chairman Yellen said that determining the appropriate level of interest rates going forward is “highly uncertain” given domestic productivity questions, global growth uncertainty, and possible fiscal policy changes.

The rate was last increased in December 2015, after nearly 7 years of being held to a range of zero to 0.25%.

We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace.

High-grade municipal bonds came under pricing pressure, notably after Election Day, and the yield curve for these securities was higher on January 31, 2017 than it had been on July 31, 2016. The median yield on 30-year, AAA-rated muni bonds stood at 3.19% on January 31, 2017, up 92 basis points from July 31, 2016. The median yield on 10-year, AAA-rated muni bonds was 2.37% on January 31, 2017, up 59 basis points from the July 2016 date, and the median yield on 1-year, AAA-rated muni bonds was 0.93%, up 48 basis points from the July 2016 date.

In California, voters approved Proposition 51 in November 2016, a $9 billion general obligation (G.O.) bond measure that provides school districts, community college districts and charter schools with matching state funds for school construction and repairs. G.O.s are backed by the full faith and taxing authority of the state or local government that issues them. Voters also approved Proposition 55, which extends a temporary tax on high-income households and provides money for school districts and community colleges. These measures were seen as a credit positive by Moody’s Investors Service.

The present-day cost associated with health and dental benefits for state retirees has grown to $76.68 billion, according to a report from State Controller Betty Yee. For the fiscal year ending June 30, 2017, retiree healthcare costs are expected to total $1.92 billion, or 1.5% of the budget; they represented 0.6% of the fiscal 2001 budget. During this reporting period, Gov. Jerry Brown asked unions to make contributions to retiree health costs, and members of SEIU 1000, the state government’s biggest union, agreed to phase in payroll deductions for retiree healthcare over several years; to extend the period to qualify for retiree health benefits, and to reduce the employer subsidy for retiree health coverage. Gov. Brown has indicated his preference for the pre-funding of health benefits, similar to the approach used for public pension funds. Prefunding 50% of the annual service cost would cost $990 million more each year but ultimately result in savings of $13.52 billion on the unfunded liability.

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The Port of Oakland, which manages a $1 billion debt portfolio for maritime infrastructure and the Oakland International Airport, announced a new construction program designed to help it remain competitive. Projects include a 283,000-square-foot refrigerated warehouse with construction set to begin in March 2017; a project scheduled to begin in April 2017 that would raise six cranes by 26 feet so they can reach containers stacked aboard the largest ships, and a 440,000-square-foot seaport logistics complex warehouse that could have a ground-breaking in late 2017. The port reported a record $338 million in operating revenue for fiscal year 2016, even as the second largest tenant at the marine terminal declared bankruptcy.

In January 2017, the Federal Railroad Administration extended the deadline for constructing the first part of a high-speed rail line from Los Angeles to San Francisco to 2022, from 2018. The project has received a federal grant of $928 million to complete 118 miles of rail structures in the Central Valley. Additionally the railroad administration is now requiring the state to pay its matching share of a separate stimulus grant (approximately $2 billion) by the middle of 2017 before drawing on the $928 million grant. Construction cost estimates have escalated to $68 billion, from $33 billion. The first phase of the project is running at least four years behind schedule, and some of the land has yet to be acquired.

A new state law requires bond issuers to increase disclosure of their bond payments and use of proceeds. Senate Bill 1029 took effect on January 1, 2017. Issuers that create well-defined debt management plans with strong reporting and monitoring could end up with an enhanced Financial Management Assessment (FMA), according to an S&P Global Ratings (S&P) report.

Due to winter storms, the U.S. Drought Monitor has removed the designation of “exceptional drought” for California. More than half of the state, however, is still experiencing moderate to extreme drought conditions, and a study by the University of California at Davis estimated the drought cost the state’s economy $2.7 billion in 2016. Gov. Brown imposed permanent water conservation measures, including many regulations that will remain in effect indefinitely.

As of January 31, 2017, California’s G.O. bonds were rated Aa3 by Moody’s, AA-minus by S&P and A-minus by Fitch Ratings.

FUND PERFORMANCE

Oppenheimer Rochester California Municipal Fund held more than 555 securities as of January 31, 2017. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

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At the end of the reporting period, the Class A shares of this Fund provided a distribution yield at NAV of 4.95%. The 12-month distribution yield at NAV of this Fund’s Class A shares was the second highest in Lipper’s California Municipal Debt Funds category as of January 31, 2017, trailing only the 12-month distribution yield of this Fund’s Y shares. At 5.32% on that date, the 12-month distribution yield at NAV for this Fund’s Class A shares was 207 basis points higher than the category average, which was 3.25%.

During this reporting period, challenging market conditions created pressure on the dividends of many fixed income funds. This Fund’s Class A dividend, which was 0.37 cents per share at the outset of this reporting period, was reduced to 0.34 cents per share beginning with the November 2016 payout. In all, the Fund distributed 21.3 cents per Class A share this reporting period.

Nonetheless, the tax-exempt status of the Fund’s distributions of net income remained a boon to investors seeking tax-free income. For a taxable investment to have provided a greater benefit than an investment in this Fund, it would have had to yield more than 7.35%, based on the Fund’s standardized yield as of January 31, 2017 and the top federal and California income tax rates for 2016. As long-time investors know, yields and share prices move in opposite directions. When yields on fixed income bonds rise, share prices fall and vice versa. Yields have historically contributed the lion’s share of the long-term total returns generated by bonds.

The Fund’s holdings in municipal bonds issued by utilities represented 14.5% of total assets (14.6% of net assets) at the end of this reporting period. This set of holdings included water utilities with 8.3% of total assets (8.3% of net assets), electric utilities with 4.4% of total assets (4.4% of net assets), sewer utilities with 1.6% of total assets (1.6% of net assets) and gas utilities with 0.3% of total assets (0.3% of net assets) as of January 31, 2017. Our holdings in these sectors include securities issued in California and Guam and by PREPA (Puerto Rico’s electric utility authority) and PRASA (its aqueduct and sewer authority.)

Municipal bonds backed by proceeds from the tobacco Master Settlement Agreement (MSA), the national litigation settlement with U.S. tobacco manufacturers, represented 13.7% of the Fund’s total assets (13.8% of net assets) at the end of this reporting period.

We believe the securities we hold in this sector are fundamentally sound credits, and we like that “tobacco bonds” can provide tax-exempt income for investors as well as benefits to the issuing states and territories. During this reporting period, our long-term view of the sector continued to be bullish and, given attractive valuations, we believe that it is likely we will continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full.

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As of January 31, 2017, the Fund remained invested in land development bonds, which are Special Assessment and, in some cases, Special Tax bonds that help finance the infrastructure needs of new real estate development. At the end of this reporting period, the Special Tax and Special Assessment sectors represented 12.6% and 1.4% of the Fund’s total assets (12.7% and 1.4% of net assets), respectively.

Overall, we believe that land development bonds have several appealing characteristics: the debt service payments securing these bonds are on parity with real estate taxes and senior to mortgage payments, and assessments or taxes must be paid by whoever owns the land when the tax bill comes due. Additionally, we continue to believe that improvements in the housing market and the general economy could further strengthen the credit profiles of the

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Fund’s land development securities. The Special Tax sector included one bond issued in Puerto Rico and four issued in the U.S. Virgin Islands.

G.O. securities comprised 11.9% of total assets (12.0% of net assets) as of January 31, 2017. At the end of this reporting period, the G.O. holdings consisted of bonds issued in various California municipalities, as well as bonds issued in the Commonwealth of Puerto Rico. In this Fund, some of the G.O.s issued by Puerto Rico are insured; while they have not been tested before a court, the legal protections for Puerto Rico’s G.O. debt are strong, we believe.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 10.8% of the Fund’s total assets (10.9% of net assets) at the end of this reporting period. Puerto Rico’s “tobacco bonds” are excluded from this figure, as they are backed by proceeds from the tobacco MSA and included in this Fund’s tobacco holdings. The Fund’s Puerto Rico holdings include G.O’s and securities from many different sectors.

Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other things.

Investors should note that some of this Fund’s investments in securities issued in Puerto Rico, including some of its G.O. holdings,

are insured. In some cases, the debt-service obligations on insured securities were paid in full or in part by the insurer. A complete listing of securities held by this Fund can be found in this report’s Statement of Investments.

The Commonwealth of Puerto Rico remained in the headlines throughout this reporting period, and more detailed information about the developments covered below can be found on our online PR Roundup (oppenheimerfunds.com/puerto-rico).

On the last day of August 2016, the Obama administration announced the seven members of the federal oversight board established by the Puerto Rico Oversight, Management and Economic Stability Act, aka PROMESA. As investors may recall, PROMESA requires the government of Puerto Rico to develop a new fiscal plan, to develop and enact balanced budgets (and legislation) that conform to the fiscal plan, to deliver audited financial results in a timely fashion, and to regain access to financial markets.

The new law also called for the establishment of a Congressional Task Force on Economic Growth for Puerto Rico. The task force’s initial status report voiced concerns about “the relative lack of reliable data pertaining to certain aspects of the economic, financial, and fiscal situation in Puerto Rico.” In its year-end report, the task force reached bipartisan recommendations on various measures for Puerto Rico’s economic growth, including an “equitable and sustainable legislative solution to the financing of Puerto Rico’s Medicaid

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program” by early 2017.

We note that PROMESA – which was passed with rare bipartisan support and signed into law on June 30, 2016 – tries to balance the interests of many stakeholders. We were pleased that a federal control board was established. As the fiscal turnarounds of New York City and Washington, D.C. demonstrate, a responsible control board can guide a troubled municipality to a stronger future. The law also seeks to prevent the government of Puerto Rico from exercising “any control, supervision, oversight, or review” over the federal control board and makes it clear that neither Puerto Rico’s governor nor its legislature can “enact, implement, or enforce any statute, resolution, policy, or rule that would impair or defeat the purposes” of PROMESA.

On October 14, Gov. Alejandro García Padilla presented a fiscal plan to the federal oversight board. According to press reports, Padilla’s plan called for the Commonwealth’s government to improve financial reporting, consolidate branches of government, relax regulations and encourage investors to finance an assortment of projects.

At the meeting, the Commonwealth’s Treasury Secretary said that Puerto Rico had nearly $1 billion in unpaid bills and had written – but not sent – checks totaling $350 million. Carlos Garcia, a member of the oversight board, took issue with the government’s assessment of the situation, noting that Puerto Rico had “high tax collections” but was not providing essential services or paying its vendors or debt service obligations in full.

Austerity measures, Gov. Padilla claimed, would have “terrible consequences … on the well-being of the Puerto Rican people.” Among the documents shared with the oversight board was a report by the Puerto Rico Fiscal Authority Agency and Financial Advisory Authority which showed that the government’s 2014 “net position” – assets minus liabilities – was negative $50 billion, three times worse than in 2006.

The governor, whose term ended January 2, 2017, pointed a finger at many culprits, including bond ratings agencies, the U.S. Congress and the prior administrations in the Commonwealth who put forth “misguided and unscrupulous public policies.” Even though the Commonwealth tapped the capital markets during his administration, the governor blamed bondholders for providing the financing the Commonwealth sought. Gov. Padilla renewed his appeal for federal legislation that could strengthen the Commonwealth’s economy.

In other developments, the oversight board filed a statement October 21 urging U.S. District Court Judge Francisco Besosa to deny requests from plaintiffs in three consolidated cases to have PROMESA’s stay on litigation lifted. On November 2 the judge denied three plaintiffs’ requests, noting in one case that the plaintiffs “do not have standing to seek relief from the PROMESA stay because they show no ‘injury in fact.’” The board had argued that

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the “ongoing litigation is a major distraction” and asserted that time and resources “would be better spent negotiating the fiscal plans required by PROMESA.” The judge cautioned that the Commonwealth defendants “must not abuse or squander the ‘breathing room’ that the court’s decision fosters.”

In a press release issued in early November, Puerto Rico’s Treasury Secretary asserted that the Government Development Bank (the GDB) is “stable” but that its managers have “substantial doubt about the ability of the GDB to continue as a going concern.” The current stability exists, he said, because the GDB has limited weekly withdrawals to no more than $3 million. He recommended that municipalities and public corporations determine the portion of their deposits that may be “impaired” according to accounting standards. We believe politics may be at play in the Commonwealth’s decision to portray the GDB as a weakening entity.

On November 8, Ricardo Rosselló Nevares was elected governor of the Commonwealth. He is a member of the New Progressive Party and, according to a November 9 article in The Bond Buyer, his victory is expected to be a positive for bondholders. Prior to the election, Mr. Rosselló said that if bondholders can agree to extend the maturities on existing bonds, then Commonwealth issuers should agree to make their interest payments. Ahead of his inauguration, the governor-elect appointed Elías Sánchez Sifonte as his (non-voting) representative to the federal oversight board.

Immediately after his inauguration, Gov. Rosselló signed several executive orders related to fiscal and economic conditions in the Commonwealth. The first order requires immediate reductions in the operating expenses of every government agency. Additionally, no vacancies can be filled, no new positions created and all agency-related travel must be pre-approved. Another order establishes the Federal Opportunities Center to help public agencies and non-profit community organizations obtain federal funds. The new governor has ordered the use of zero-base budgets beginning with fiscal 2018, which begins July 1, 2017; the creation of a new entity to expedite the approvals of permits and certifications for a variety of infrastructure projects, and the establishment of recruiting measures by government agencies “to increase the participation of women in management positions.”

In the first month of his administration, Gov. Rosselló tried to secure some changes to deadlines established in PROMESA. The governor’s representative on the oversight board asked his fellow board members to give the governor until February 28 to submit his fiscal plan. The board was amenable but set some conditions, including “a commitment not to take more loans to provide short-term liquidity, develop a liquidity plan and provide further financial information, among others.” Simultaneously, the board told the governor that his plan had to make spending cuts and revenue increases of $4.5 billion a year. The governor rejected many of the board’s requests and asserted that the focus

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should be on economic growth, not increased taxation. At the end of the month, the board agreed to extend the deadline for submitting the fiscal plan, adjusted other deadlines related to the plan, set deadlines for a number of public agencies and authorities, and extended the stay on debt-related litigation through May 1, 2017.

Late in January, the governor signed an extension through December 2021 to a tax on foreign corporations. The Act 154 tax, which had been slated to expire at the end of 2017, was the government’s biggest source of revenue in the five months ended November 30, 2016; first-half budget results (through December 2016) indicate that the Act 154 tax was 15.2% ($132.2 million) higher than had been projected. The governor also signed a new measure, the Puerto Rico Financial Emergency and Fiscal Responsibility Act, to replace the Debt Moratorium Act, which gave Gov. Padilla the power to suspend debt payments. The new act allows Gov. Rosselló to prioritize expenditures and explicitly states that it “is inappropriate to categorically prioritize the payment of non-debt expenditures over debt service.”

Puerto Rico continued to have a mixed record regarding debt payments. As expected, Puerto Rico failed to pay $358 million of interest on its G.O. bonds on January 3, but insurers wrapped nearly $54 million of this amount, according to The Bond Buyer. It is not yet clear how the Commonwealth’s decisions about its debt-service obligations will affect the long-term outlook for the island’s residents or its bondholders (many of whom reside in Puerto Rico). Investors should note that a decline in a fund’s net investment income can create dividend pressure.

In other news, PREPA and its forbearing bondholders, including Oppenheimer Rochester, worked throughout this reporting period to finalize a restructuring agreement whose terms were agreed on in September 2015. As investors may recall, PREPA announced in December 2015 that it had reached agreement with at least 70% of its creditors.

Prior to Election Day – but well after the July 1, 2016 deadline – then Gov. Padilla nominated five people to the board of directors of PREPA, as called for in the PREPA Revitalization Act. He also nominated three people to the Corporation for the Revitalization of Electrical Energy Authority, which is the entity that is expected to issue new bonds in accordance with the restructuring agreement between PREPA and its forbearing bondholders. While some business groups, unions and businesses have challenged the validity of the PREPA Revitalization Act, PREPA issued a statement in late October 2016 asserting its confidence that the Act is constitutional. In January, the Court of the First Instance (San Juan) upheld the constitutionality of the Act.

Also in December 2016, PREPA and its forbearing bondholders agreed to extend the restructuring agreement until March 31, 2017.

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PREPA made its $192.5 million interest payment in full on January 3, 2017. Also in early January, subsidiaries of the insurer Assured Guaranty made payments of $39 million and $5 million on G.O. debt and Public Building Authority debt, respectively. Later in the month, the Commonwealth’s energy commission made a minor adjustment to the rate increase that it had approved in June 2016.

During this reporting period, S&P downgraded several senior unsecured GDB bonds that had failed to make August 1, 2016 interest payments.

The Oppenheimer Rochester team has been an active participant in negotiations with Puerto Rico officials, and shareholders should be confident that we will continue to work to protect their best interests.

Our investment team will continue to monitor credit rating changes and other developments related to our Puerto Rico holdings closely. Investors should note that deterioration of the Puerto Rican economy could have an adverse impact on Puerto Rico bonds and the performance of the Oppenheimer Rochester municipal funds that hold them, including this Fund. Our team’s commitment to protecting the interests of our shareholders is unwavering.

Given the degree to which Oppenheimer Rochester funds have been cited in news coverage about the economic and fiscal challenges facing Puerto Rico, we feel compelled to remind investors that all fund investments are actively managed. Our team is responsive to the dynamics of the market and may choose to adjust trading strategies in the interest of maximizing the potential benefits to our shareholders. Further, while we remain committed to keeping investors informed about our basic investing strategies, we do not provide comment about near-term trading strategies as we believe doing so might allow other market participants to impair our team’s ability to deliver shareholder value.

Please note: An important update on post-reporting-period developments that could have implications for the Fund’s Puerto Rico holdings can be found on page 3 of this report.

U.S. Government obligation bonds constituted 9.2% of the Fund’s total assets (9.3% of net assets) on January 31, 2017. This sector includes any securities held by the Fund that have been pre-refunded. In a pre-refunding or a refunding, new securities with lower coupon rates are sold by a municipality to pay off debt that has higher interest rates. When a municipality issues a pre-refunding bond, a development that can only be done when the nearest call date is at least 90 days later, the proceeds are escrowed in U.S. Treasury bonds and earmarked to pay off the previously issued bond. The Treasury bonds that are purchased with the proceeds of a pre-refunding are backed by the full faith and credit of the U.S. government.

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Tax increment financing (TIF) bonds constituted 7.3% of the Fund’s total assets (7.3% of net assets) on January 31, 2017. Traditionally, this type of financing has been used for urban and suburban renewal projects. When tax collections increase, driven either by an improving economy or inflation, the credit quality of these types of securities generally improves, which can lead to enhanced performance.

The Fund was also invested in securities used to finance marine and aviation facilities this reporting period. Many of these securities are high-grade investments that are backed by valuable collateral. On January 31, 2017, 4.9% of the Fund’s total assets (4.9% of net assets) were invested in the marine/aviation facilities sector. The sector included two bonds issued in the Northern Mariana Islands and two in Guam.

The sales tax sector represented 4.4% of the Fund’s total assets (4.5% of net assets) as of January 31, 2017. Debt-service payments on securities in this sector are paid using the issuing municipality’s sales tax revenue. Securities issued in Puerto Rico comprise approximately three quarters of the sector’s assets. The sector also includes one bond issued in the U.S. Virgin Islands.

The Fund was also invested in the municipal leases sector this reporting period, which accounted for 4.4% of the Fund’s total assets (4.4% of net assets) as of January 31, 2017. As state and local governments seek new ways to reduce costs and improve near-term cash flow, many lease all types of assets, including office space for public sector employees. The bonds held by this Fund, three of which were issued in Puerto Rico, are backed by the proceeds of these lease arrangements.

During this reporting period, the Fund maintained an investment in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” continued to provide high levels of income to funds across the industry during this reporting period. We continue to believe that “inverse floaters” are an essential element of this Fund’s portfolio because they can produce attractive yields under certain market conditions.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and sector composition as well as our time-tested strategies will continue to benefit fixed income investors through interest rate and economic cycles.

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INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

This Fund invests primarily in investment-grade municipal securities. It may invest up to 25% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of January 31, 2017, market movements or rating changes of municipal bonds, notably the Fund’s investments in Puerto Rico paper, caused the Fund’s below-investment-grade holdings to exceed this threshold. As a result, no further purchases of below-investment-grade bonds will be made until the Fund’s holdings of these types of bonds is once again below 25% of total assets.

Our team continually searches for bonds that we believe are undervalued and can provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. Our team also favors premium-coupon, callable bonds, which historically have been a positive for shareholders, delivering higher levels of tax-free income than shorter-maturity bonds while exhibiting less price volatility than their final maturities would suggest.

We regularly focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester team also prospects for yield-enhancing opportunities in the secondary market, often picking up odd lots that we believe can add significant incremental yield to our portfolios. We will also look for non-rated issues with solid credit qualities, which we believe can often help enhance a fund’s tax-free yield. Investors should note that non-rated or unrated securities may or may not be the equivalent of investment grade securities.

17 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Scott S. Cottier, CFA Vice President, Senior Portfolio Manager and Team Leader

Troy E. Willis, CFA, J.D. Vice President, Senior Portfolio Manager and Team Leader

On behalf of the rest of the Rochester portfolio management team: Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

18 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES

Tobacco Master Settlement Agreement	13.7%
Special Tax	12.6
General Obligation	11.9
U.S. Government Obligations	9.2
Water Utilities	8.3
Tax Increment Financing (TIF)	7.3
Marine/Aviation Facilities	4.9
Sales Tax Revenue	4.4
Electric Utilities	4.4
Municipal Leases	4.4

Portfolio holdings and allocations are subject to change. Percentages are as of January 31, 2017 and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	8.9%	2.5%	11.4%
AA	29.8	0.0	29.8
A	10.8	1.0	11.8
BBB	7.0	12.4	19.4
BB or lower	18.2	9.4	27.6
Total	74.7%	25.3%	100.0%

The percentages above are based on the market value of the securities as of January 31, 2017 and are subject to change. OppenheimerFunds, Inc., the sub-adviser, determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the sub-adviser converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

19 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Performance

DISTRIBUTION YIELDS

As of 1/31/17

	Without Sales Charge	With Sales Charge
Class A	4.95%	4.72%
Class B	4.32	N/A
Class C	4.37	N/A
Class Y	5.13	N/A

STANDARDIZED YIELDS

For the 30 Days Ended 1/31/17
Class A	3.57%
Class B	2.95
Class C	2.98
Class Y	3.98

TAXABLE EQUIVALENT YIELDS

As of 1/31/17
Class A	7.35%
Class B	6.07
Class C	6.13
Class Y	8.19

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 1/31/17

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (OPCAX)	11/3/88	-2.06%	3.81%	5.57%	2.69%	5.56%
Class B (OCABX)	5/3/93	-2.44	3.01	4.72	2.18	4.55
Class C (OCACX)	11/1/95	-2.44	3.05	4.76	1.91	3.89
Class Y (OCAYX)	11/29/10	-1.94	4.06	5.82	N/A	7.30

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 1/31/17

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (OPCAX)	11/3/88	-6.71%	-1.12%	4.54%	2.19%	5.38%
Class B (OCABX)	5/3/93	-7.22	-1.92	4.38	2.18	4.55
Class C (OCACX)	11/1/95	-3.40	2.06	4.76	1.91	3.89
Class Y (OCAYX)	11/29/10	-1.94	4.06	5.82	N/A	7.30

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. Returns for periods of less than one year are not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares

20 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Bloomberg Barclays Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.034 for the 25-day accrual period ended January 24, 2017. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value (NAV) on January 24, 2017; for the yield with charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0297, $0.0299 and $0.0353 respectively, for the 25-day accrual period ended January 24, 2017 and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended January 31, 2017 and either the maximum offering price (for Class A shares) or NAV (for the other classes) on January 31, 2017. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in Lipper’s California Municipal Debt Funds category was calculated based on the distributions and the final net asset values (NAVs) of the reporting period for the funds in each category. The 12-month distribution yield is the sum of a fund’s total trailing 12-month interest and dividend payments divided by the last month’s ending share price (at NAV) plus any capital gains distributed over the same period. The calculation included 117 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges – which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2016 top federal and California tax rate of 51.4%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within

21 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The median yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon and a 10-year par call. The MMA benchmark is constructed using yields from a group of active primary and secondary market makers and other municipal market participants.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

22 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended January 31, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended January 31, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

23 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Actual	Beginning Account Value August 1, 2016	Ending Account Value January 31, 2017	Expenses Paid During 6 Months Ended January 31, 2017
Class A	$ 1,000.00	$ 979.40	$ 6.41
Class B	1,000.00	975.60	10.36
Class C	1,000.00	975.60	10.21
Class Y	1,000.00	980.60	5.21

Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.75	6.53
Class B	1,000.00	1,014.77	10.57
Class C	1,000.00	1,014.92	10.41
Class Y	1,000.00	1,019.96	5.31

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended January 31, 2017 are as follows:

Class	Expense Ratios
Class A	1.28%
Class B	2.07
Class C	2.04
Class Y	1.04

24 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS January 31, 2017 Unaudited

Principal Amount		Coupon	Maturity	Value
Municipal Bonds and Notes—109.2%
California—95.9%
$1,000,000	Adelanto, CA Community Facilities District Special Tax No. 2006-2[1]	5.000%	09/01/2045	$1,021,660
2,675,000	Adelanto, CA Elementary School District Community Facilities District No. 1[1]	5.250	09/01/2026	2,674,973
1,745,000	Adelanto, CA Elementary School District Community Facilities District No. 1[1]	5.400	09/01/2036	1,659,268
35,000	Adelanto, CA Improvement Agency, Series B1	5.500	12/01/2023	35,196
1,570,000	Adelanto, CA Public Utility Authority[1]	5.000	07/01/2024	1,592,278
5,710,000	Adelanto, CA Public Utility Authority[1]	5.000	07/01/2039	5,488,052
6,620,000	Adelanto, CA Public Utility Authority[1]	6.750	07/01/2039	7,204,281
1,410,000	Alhambra, CA (Atherton Baptist Homes)[1]	7.500	01/01/2030	1,619,159
1,000,000	Alhambra, CA (Atherton Baptist Homes)[1]	7.625	01/01/2040	1,176,650
100,000	Alvord, CA Unified School District Community Facilities District Special Tax[1]	4.500	09/01/2017	101,266
1,350,000	Anaheim, CA Public Financing Authority[1]	5.000	05/01/2034	1,512,553
10,250,000	Anaheim, CA Public Financing Authority[1]	5.000	05/01/2039	11,343,982
3,000,000	Anaheim, CA Public Financing Authority (Anaheim Electric System Distribution)[2]	5.250	10/01/2034	3,265,470
7,000,000	Anaheim, CA Public Financing Authority (Anaheim Electric System Distribution)[2]	5.250	10/01/2039	7,619,430
25,000	Apple Valley, CA Redevel. Agency Tax Allocation[1]	5.000	06/01/2032	25,109
600,000	Arvin, CA Community Redevel. Agency Tax Allocation[1]	6.500	09/01/2038	620,526
785,000	Azusa, CA Special Tax Community Facilities District No. 05-1[1]	5.000	09/01/2021	794,514
415,000	Bakersfield, CA Improvement Bond Act 1915	5.350	09/02/2022	401,782
1,130,000	Bakersfield, CA Improvement Bond Act 1915	5.400	09/02/2025	1,078,845
1,325,000	Bakersfield, CA Improvement Bond Act 1915[1]	7.375	09/02/2028	1,275,220
750,000	Beaumont, CA Financing Authority, Series A1	5.000	09/01/2036	789,457
115,000	Beaumont, CA Financing Authority, Series A1	5.125	09/01/2028	123,695
120,000	Beaumont, CA Financing Authority, Series A1	5.250	09/01/2029	129,259
5,500,000	Beaumont, CA Financing Authority, Series A1	5.350	09/01/2036	5,363,600
250,000	Beaumont, CA Financing Authority, Series A1	5.625	09/01/2032	271,180
2,105,000	Beaumont, CA Financing Authority, Series A1	5.700	09/01/2035	2,100,095
4,410,000	Beaumont, CA Financing Authority, Series A1	5.875	09/01/2042	4,783,218
1,500,000	Beaumont, CA Financing Authority, Series A1	6.375	09/01/2042	1,679,640
1,050,000	Beaumont, CA Financing Authority, Series A1	6.875	09/01/2036	1,054,609
5,000	Beaumont, CA Financing Authority, Series A1	7.000	09/01/2023	5,017
1,560,000	Beaumont, CA Financing Authority, Series B1	5.000	09/01/2025	1,755,530
685,000	Beaumont, CA Financing Authority, Series B1	5.000	09/01/2027	685,774
635,000	Beaumont, CA Financing Authority, Series B1	5.000	09/01/2034	667,410
180,000	Beaumont, CA Financing Authority, Series B1	5.050	09/01/2037	180,128
130,000	Beaumont, CA Financing Authority, Series B1	8.625	09/01/2039	130,450
60,000	Beaumont, CA Financing Authority, Series B1	8.875	09/01/2034	60,224
4,000,000	Beaumont, CA Financing Authority, Series C1	5.500	09/01/2035	3,898,560
3,245,000	Beaumont, CA Financing Authority, Series E1	6.250	09/01/2038	3,250,516
500,000	Blythe, CA Community Facilities District Special Tax (Hidden Beaches)[1]	5.300	09/01/2035	502,265

25 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
California (Continued)
$1,000,000	Blythe, CA Redevel. Agency (Redevel. Project No. 1 Tax Allocation)[1]	5.000%		05/01/2038	$1,031,390
2,205,000	Blythe, CA Redevel. Agency (Redevel. Project No. 1 Tax Allocation)[1]	9.750		05/01/2038	2,667,940
1,010,000	Brea, CA Redevel. Agency	6.591	[3]	08/01/2031	417,312
2,930,000	Brea, CA Redevel. Agency	6.675	[3]	08/01/2032	1,116,857
2,300,000	Brea, CA Redevel. Agency	6.830	[3]	08/01/2033	803,689
5,000,000	Brea, CA Redevel. Agency	6.869	[3]	08/01/2034	1,603,500
60,000	Butte County, CA Hsg. Authority (Affordable Hsg. Pool)[1]	7.000		10/01/2020	60,252
3,000,000	CA ABAG Finance Authority for NonProfit Corporations (Casa De Las Campanas)[1]	6.000		09/01/2037	3,355,500
25,000	CA ABAG Finance Authority for NonProfit Corporations COP (Palo Alto Gardens Apartments)[1]	5.350		10/01/2029	25,025
50,000	CA Affordable Hsg. Agency (Merced County Hsg. Authority)[1]	6.000		01/01/2023	49,874
15,000	CA Bay Area Governments Association[1]	4.125		09/01/2019	15,027
2,845,000	CA Communities Transportation Revenue COP[1]	6.000		06/01/2042	3,238,577
3,900,000	CA County Tobacco Securitization Agency	4.461	[3]	06/01/2033	1,527,591
3,000,000	CA County Tobacco Securitization Agency[1]	5.000		06/01/2047	2,800,560
82,110,000	CA County Tobacco Securitization Agency	5.305	[3]	06/01/2046	10,214,484
45,600,000	CA County Tobacco Securitization Agency	5.368	[3]	06/01/2057	435,480
39,700,000	CA County Tobacco Securitization Agency	5.746	[3]	06/01/2057	352,933
55,250,000	CA County Tobacco Securitization Agency	6.045	[3]	06/01/2057	250,835
51,500,000	CA County Tobacco Securitization Agency	6.695	[3]	06/01/2057	327,025
71,700,000	CA County Tobacco Securitization Agency	6.998	[3]	06/01/2055	694,773
347,900,000	CA County Tobacco Securitization Agency	7.548	[3]	06/01/2055	2,063,047
409,500,000	CA County Tobacco Securitization Agency	8.248	[3]	06/01/2055	2,428,335
850,000	CA County Tobacco Securitization Agency (TASC)[1]	5.100	[4]	06/01/2028	845,894
3,725,000	CA County Tobacco Securitization Agency (TASC)[1]	5.125		06/01/2038	3,586,765
5,315,000	CA County Tobacco Securitization Agency (TASC)[1]	5.250		06/01/2045	5,318,242
1,000,000	CA County Tobacco Securitization Agency (TASC)	5.250		06/01/2046	951,860
45,800,000	CA County Tobacco Securitization Agency (TASC)	5.388	[3]	06/01/2046	3,223,404
2,505,000	CA County Tobacco Securitization Agency (TASC)[1]	5.750		06/01/2029	2,522,485
11,970,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875		06/01/2035	12,029,611
1,780,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875		06/01/2043	1,792,424
10,760,000	CA County Tobacco Securitization Agency (TASC)[1]	6.000		06/01/2035	10,762,044
18,090,000	CA County Tobacco Securitization Agency (TASC)[1]	6.000		06/01/2042	18,157,657
9,670,000	CA County Tobacco Securitization Agency (TASC)[1]	6.125		06/01/2038	9,671,644
75,770,000	CA County Tobacco Securitization Agency (TASC)	6.372	[3]	06/01/2046	7,828,556
12,525,000	CA Dept. of Water Resources (Center Valley)[1]	5.000		12/01/2031	15,045,781
5,000,000	CA Dept. of Water Resources (Center Valley)[1]	5.000		12/01/2033	5,949,100
3,000,000	CA Educational Facilities Authority (Pepperdine University)[1]	5.000		10/01/2046	3,415,710
5,000,000	CA Educational Facilities Authority (Pepperdine University)[1]	5.000		10/01/2049	5,677,000
1,250,000	CA Educational Facilities Authority (San Francisco University)[1]	6.125		10/01/2036	1,464,762
2,500,000	CA Enterprise Devel. Authority (Sunpower Corp.)[1]	8.500		04/01/2031	2,742,400

26 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
California (Continued)
$5,190,000	CA GO1	5.000%	12/01/2031	$5,944,055
13,000,000	CA GO1	5.000	09/01/2032	15,104,180
25,150,000	CA GO2	5.000	09/01/2034	28,828,416
7,800,000	CA GO1	5.000	02/01/2038	8,645,364
35,000	CA GO1	5.250	06/01/2021	35,503
5,000	CA GO1	5.500	10/01/2022	5,040
5,000	CA GO1	5.750	05/01/2030	5,019
1,500,000	CA GO1	6.000	03/01/2033	1,699,320
45,000	CA GO1	6.250	10/01/2019	45,410
150,000	CA GO1	6.250	10/01/2019	151,366
5,000,000	CA GO1	6.500	04/01/2033	5,557,650
2,500,000	CA Golden State Tobacco Securitization Corp. (TASC)[1]	5.000	06/01/2040	2,767,000
3,750,000	CA Golden State Tobacco Securitization Corp. (TASC)[1]	5.000	06/01/2045	4,122,075
2,500,000	CA Golden State Tobacco Securitization Corp. (TASC)[1]	5.125	06/01/2047	2,342,300
7,500,000	CA Golden State Tobacco Securitization Corp. (TASC)[1]	5.750	06/01/2047	7,420,725
2,030,000	CA Health Facilities Financing Authority (Community Programs for Persons with Developmental Disabilities)[1]	6.250	02/01/2026	2,345,949
14,215,000	CA Health Facilities Financing Authority (Providence Health & Service/Provident Health System-Oregon Obligated Group)[2]	5.500	10/01/2039	15,492,454
160,000	CA Health Facilities Financing Authority (Providence Health System-Southern California)[1]	6.250	10/01/2028	173,776
5,000,000	CA Health Facilities Financing Authority (SJHS/ SJHCN/SJHE/SJHO Obligated Group)[1]	5.750	07/01/2039	5,436,400
13,500,000	CA Health Facilities Financing Authority (Sutter Health)[2]	5.250	08/15/2031	15,438,735
100,000	CA HFA (Home Mtg.)[1]	5.050	02/01/2029	100,106
4,120,000	CA HFA (Home Mtg.)[1,5]	5.450	08/01/2028	4,141,383
595,000	CA HFA (Home Mtg.)[1,5]	5.450	08/01/2033	613,302
885,000	CA Independent Cities Finance Authority Mobile Home Park (Hacienda Valley Estates)[1]	5.000	11/15/2034	964,066
1,000,000	CA Independent Cities Finance Authority Mobile Home Park (Lamplighter Salinas)[1]	6.250	07/15/2045	1,090,630
1,000,000	CA Independent Cities Finance Authority Mobile Home Park (Rancho Del Sol & Grandview)[1]	5.500	05/15/2047	1,080,200
2,000,000	CA Infrastructure and Economic Devel. (AOMPAAS/TVSRF/AcadF/AFound/AMF Obligated Group)[1]	5.000	11/01/2041	2,246,580
65,000	CA M-S-R Public Power Agency (San Juan)[1]	6.000	07/01/2022	75,070
200,000	CA Municipal Finance Authority (Biola University)[1]	5.625	10/01/2023	209,472
525,000	CA Municipal Finance Authority (Caritas Acquisitions/Caritas Corp. Obligated Group)[1]	6.400	08/15/2045	576,812
250,000	CA Municipal Finance Authority (Casa Griffin Apts.)[1]	5.750	10/01/2034	259,700
1,600,000	CA Municipal Finance Authority (Creative Center Lost Altos)[1]	4.500	11/01/2046	1,444,688
1,000,000	CA Municipal Finance Authority (Emerson College)[1]	5.750	01/01/2033	1,120,440

27 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
California (Continued)
$1,000,000	CA Municipal Finance Authority (Emerson College)[1]	6.000%		01/01/2042	$1,135,670
500,000	CA Municipal Finance Authority (Goodwill Sacramento Valley & Northern Nevada)[1]	5.750		01/01/2022	521,230
1,070,000	CA Municipal Finance Authority (Goodwill Sacramento Valley & Northern Nevada)[1]	6.625		01/01/2032	1,147,746
2,135,000	CA Municipal Finance Authority (Goodwill Sacramento Valley & Northern Nevada)[1]	6.875		01/01/2042	2,297,367
1,500,000	CA Municipal Finance Authority (OCEAA)[1]	7.000		10/01/2039	1,540,020
1,750,000	CA Municipal Finance Authority (Pilgrim Place Claremont)[1]	5.875		05/15/2029	1,934,905
1,000,000	CA Municipal Finance Authority (Pilgrim Place Claremont)[1]	6.125		05/15/2039	1,111,290
600,000	CA Municipal Finance Authority (Southwestern Law School)[1]	6.500		11/01/2031	703,746
1,250,000	CA Municipal Finance Authority (Southwestern Law School)[1]	6.500		11/01/2041	1,462,475
1,000,000	CA Municipal Finance Authority Charter School (John Adams Academics)[1]	5.250		10/01/2045	1,001,000
5,000,000	CA Municipal Finance Authority Mobile Home Park (Caritas Acquisitions)[1]	5.500		08/15/2047	5,473,150
1,200,000	CA Municipal Finance Authority Mobile Home Park (Caritas Affordable Housing)[1]	5.250		08/15/2039	1,316,412
4,000,000	CA Pollution Control Financing Authority (Aemerge Redpak Services Southern California)[1]	7.000		12/01/2027	3,833,200
2,795,000	CA Public Works[1]	5.750		03/01/2030	3,132,412
2,500,000	CA Public Works[1]	6.000		03/01/2035	2,829,775
365,000	CA Public Works[1]	6.125		11/01/2029	414,045
8,370,000	CA Public Works[1]	6.375		11/01/2034	9,551,174
100,000	CA Public Works[1]	6.625		11/01/2034	100,322
2,000,000	CA Public Works (California State Prisons)[1]	5.750		10/01/2031	2,324,760
900,000	CA Public Works (Dept. of Mental Health)[1]	5.000		11/01/2031	902,943
1,250,000	CA Public Works (Judicial Council)[1]	5.000		12/01/2031	1,407,775
125,000	CA Public Works (Trustees California State University)[1]	6.000		04/01/2027	138,062
11,905,000	CA Public Works Board[1]	4.000		04/01/2033	12,379,295
305,000	CA Rural Home Mtg. Finance Authority (Single Family Mtg.)[6]	5.500		08/01/2047	97,545
2,450,000	CA Rural Home Mtg. Finance Authority (Single Family Mtg.)[6]	5.500		08/01/2047	1,224,559
12,650,000	CA Silicon Valley Tobacco Securitization Authority	5.845	[3]	06/01/2047	1,482,201
165,000,000	CA Silicon Valley Tobacco Securitization Authority	6.296	[3]	06/01/2056	4,134,900
53,920,000	CA Silicon Valley Tobacco Securitization Authority	8.586	[3]	06/01/2036	16,622,997
21,465,000	CA Silicon Valley Tobacco Securitization Authority	9.044	[3]	06/01/2041	4,473,306
3,000,000	CA State University[1]	5.000		11/01/2028	3,607,560
100,000	CA Statewide CDA	4.446	[3]	09/01/2028	44,785
95,000	CA Statewide CDA[1]	5.000		09/02/2018	98,102
135,000	CA Statewide CDA[1]	5.000		09/02/2019	139,377
100,000	CA Statewide CDA	5.078	[3]	09/01/2034	28,419
230,000	CA Statewide CDA[1]	5.125		09/02/2020	237,434
50,000	CA Statewide CDA[1]	6.750		09/01/2037	50,109

28 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
California (Continued)
$2,920,000	CA Statewide CDA (Cathedral City Heritage Park/Glendale Heritage Park Obligated Group)[1]	5.200%		06/01/2036	$2,930,483
1,200,000	CA Statewide CDA (CHF-Irvine)[1]	5.000		05/15/2040	1,281,708
1,000,000	CA Statewide CDA (Enloe Medical Center)[1]	5.750		08/15/2038	1,073,120
1,250,000	CA Statewide CDA (Enloe Medical Center)[1]	6.250		08/15/2033	1,350,925
3,000,000	CA Statewide CDA (EVLAJHA / GVLAJHA / JHAGS / LAJHFTA / FEV / JHAW / BCSC / ASN Obligated Group)[1]	4.750		08/01/2020	3,001,110
2,019,578	CA Statewide CDA (Microgy Holdings)[7]	9.000		12/01/2038	20
4,515,000	CA Statewide CDA (Orinda Wilder)[1]	5.000		09/01/2037	4,806,398
320,000	CA Statewide CDA (Rio Bravo)[1]	6.500		12/01/2018	318,653
3,000,000	CA Statewide CDA (Yucaipa Valley Water Reservoir)[1]	6.000		09/02/2044	2,824,980
145,000	CA Statewide CDA COP (Internext Group)[1]	5.375		04/01/2030	145,390
2,000,000	CA Statewide CDA School Facilities (47th & Main)[1]	6.375		07/01/2047	2,197,620
100,000	CA Statewide CDA Special Tax Community Facilities District No. 97	3.872	[3]	09/01/2022	72,267
15,000	CA Statewide CDA Water[1]	7.000		07/01/2022	15,052
25,175,000	CA Statewide Financing Authority Tobacco Settlement (TASC)	5.211	[3]	06/01/2046	2,740,550
8,295,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	6.000		05/01/2037	8,357,047
1,025,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	6.000		05/01/2037	1,032,359
1,345,000	CA Valley Sanitation District[1]	5.200		09/02/2030	1,355,787
9,710,000	CA Water (Center Valley)[2]	5.250		12/01/2035	11,108,726
290,000	CA Water (Center Valley)[2]	5.250		12/01/2035	331,775
2,500,000	Calexico, CA Community Facilities District No. 2005-1 Special Tax (Hearthstone)	5.500		09/01/2036	1,256,525
2,325,000	Calexico, CA Community Facilities District No. 2005-1 Special Tax (Hearthstone)	5.550		09/01/2036	1,168,336
35,000	Calexico, CA Community Redevel. Agency Tax Allocation (Central Business District & Residential Redevel.)[1]	7.250		08/01/2033	41,652
2,910,000	Camarillo, CA Community Devel. Commission (Camarillo Corridor)[1]	5.000		09/01/2032	3,289,406
25,000	Carlsbad, CA Improvement Bond Act 1915[1]	5.500		09/02/2028	25,045
100,000	Carson, CA Public Financing Authority (Remediation)[1]	6.500		10/01/2036	112,278
2,500,000	Carson, CA Redevel. Agency Tax Allocation[1]	7.000		10/01/2036	2,879,375
2,550,000	Castaic, CA Union School District Community Facilities District No. 92-1[1]	9.000		10/01/2019	2,576,392
1,100,000	Chino, CA Public Financing Authority[1]	5.000		09/01/2034	1,205,160
865,000	Chino, CA Public Financing Authority[1]	5.000		09/01/2035	956,405
2,000,000	Chula Vista, CA Industrial Devel. (San Diego Gas & Electric Company)[1]	5.875		01/01/2034	2,186,100
1,060,000	Clovis, CA Wastewater[1]	5.250		08/01/2030	1,242,839
500,000	Clovis, CA Wastewater[1]	5.250		08/01/2031	584,265
870,000	Colton, CA Community Facilities District Special Tax[1]	7.500		09/01/2020	873,028
3,715,000	Compton, CA Community College District[1]	6.750		08/01/2034	4,224,587
3,000,000	Compton, CA Public Finance Authority[1]	5.250		09/01/2027	3,197,940

29 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
California (Continued)
$1,000,000	Compton, CA Public Finance Authority[1]	5.250%		09/01/2027	$1,046,720
5,000	Contra Costa County, CA Public Financing Authority Tax Allocation[1]	5.850		08/01/2033	5,007
4,870,000	Corcoran, CA Hospital District[1]	8.000		08/01/2034	5,281,418
955,000	Corona, CA Community Facilities District (Buchanan Street)[1]	5.150		09/01/2036	955,774
110,000	Corona, CA Community Facilities District (Eagle Glen II)[1]	6.000		09/01/2031	110,095
250,000	Corona-Norco, CA Unified School District[1]	6.000		09/01/2037	252,767
1,000,000	Corona-Norco, CA Unified School District Community Facilities District No. 05-1[1]	5.000		09/01/2036	1,071,520
50,000	Daly City, CA Hsg. Devel. Finance Agency (Franciscan Mobile Home Park)[1]	5.000		12/15/2037	50,783
935,000	Daly City, CA Hsg. Devel. Finance Agency (Third Tier Franciscan)[1]	6.500		12/15/2047	946,790
1,220,000	Dehesa, CA School District[1]	5.500		06/01/2044	1,366,022
1,855,000	Desert Hot Springs, CA Community Facilities District Special Tax[1]	6.375		09/01/2038	1,977,931
3,725,000	Desert Hot Springs, CA Redevel. Agency Tax Allocation[1]	7.375		09/01/2039	4,146,968
15,000,000	East Bay, CA Municipal Utility District (Water System)[2]	5.000		06/01/2036	16,604,550
1,725,000	East Bay, CA Municipal Utility District (Water System)[1]	5.000		06/01/2036	1,990,012
1,250,000	East Garrison, CA Public Financing Authority[1]	5.000		09/01/2046	1,284,450
9,975,000	Etiwanda, CA School District Special Tax Community Facilities District No. 2004-2[1]	6.000		09/01/2037	10,255,796
865,000	Fairfield, CA Community Facilities District Special Tax (Fairfield Commons)[1]	6.875		09/01/2038	902,204
2,500,000	Fontana, CA Public Financing Authority (North Fontana Redevel.)[1]	5.500		09/01/2032	2,539,150
10,000	Fontana, CA Redevel. Agency (Jurupa Hills)[1]	5.500		10/01/2027	10,073
10,000	Fontana, CA Redevel. Agency (Sierra Corridor Commercial Redevel.)[1]	5.500		09/01/2034	10,029
10,000	Garden Grove, CA Sanitation District[1]	5.000		06/15/2036	10,030
1,010,000	Greenfield, CA Union School District[1]	7.000		09/01/2040	1,042,552
5,145,000	Grossmont, CA Union High School District[2]	5.500		08/01/2030	5,692,734
4,895,000	Grossmont, CA Union High School District[2]	5.500		08/01/2031	5,416,115
125,000	Guadalupe, CA Redevel. Agency Tax Allocation[1]	5.125		08/01/2035	125,321
500,000	Hollister, CA Redevel. Agency Tax Allocation[1]	7.000		10/01/2032	567,875
1,600,000	Hollister, CA Redevel. Agency Tax Allocation (Hollister Community Devel.)[1]	5.000		10/01/2030	1,825,296
1,305,000	Hollister, CA Redevel. Agency Tax Allocation (Hollister Community Devel.)[1]	5.000		10/01/2032	1,476,790
1,430,000	Imperial County, CA Community Facilities District No. 2004-2 Special Tax[1]	5.900		09/01/2037	1,299,884
2,030,000	Imperial County, CA Special Tax (Victoria Ranch)[1]	5.000		09/01/2036	2,164,041
309,105,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	7.985	[3]	06/01/2057	2,377,017

30 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
California (Continued)
$2,915,000	Ione, CA Special Tax Community Facilities District 2005-2-A1	6.000%		09/01/2036	$2,977,614
3,625,000	Irvine Ranch, CA Water District[1]	5.000		03/01/2032	4,301,244
2,500,000	Irvine, CA Unified School District[1]	5.000		09/01/2033	2,766,525
65,000	Lake Berryessa, CA Resort Improvement District	5.250		09/02/2017	65,108
2,000,000	Lake Elsinore, CA Public Financing Authority[1]	5.000		09/01/2035	2,127,580
630,000	Lake Elsinore, CA Public Financing Authority (Canyon Hills)[1]	5.000		09/01/2032	663,478
335,000	Lake Elsinore, CA Public Financing Authority (Canyon Hills)[1]	5.000		09/01/2037	349,730
1,000,000	Lake Elsinore, CA Public Financing Authority (Canyon Hills)[1]	5.000		09/01/2040	1,053,450
1,175,000	Lake Elsinore, CA Public Financing Authority (Villages Wasson Canyon)[1]	5.250		09/01/2038	1,239,178
1,275,000	Lake Elsinore, CA Unified School District Community Facilities District Special Tax No. 2005-7[1]	6.250		09/01/2040	1,315,252
1,100,000	Lake Elsinore, CA Unified School District Community Facilities District Special Tax No. 2006-6[1]	5.900		09/01/2037	1,101,573
420,000	Lammersville, CA School District Community Facilities District (Mountain House)[1]	5.000	[4]	09/01/2025	443,272
375,000	Lammersville, CA School District Community Facilities District (Mountain House)[1]	5.100	[4]	09/01/2026	394,837
885,000	Lammersville, CA School District Community Facilities District (Mountain House)[1]	5.150	[4]	09/01/2027	929,268
1,000,000	Lammersville, CA School District Community Facilities District (Mountain House)[1]	5.200	[4]	09/01/2028	1,047,260
500,000	Lammersville, CA School District Community Facilities District (Mountain House)[1]	5.250	[4]	09/01/2029	522,160
500,000	Lammersville, CA School District Community Facilities District (Mountain House)[1]	5.300	[4]	09/01/2030	521,345
1,000,000	Lammersville, CA School District Community Facilities District (Mountain House)[1]	5.375	[4]	09/01/2032	1,039,350
1,670,000	Lancaster, CA Redevel. Agency Tax Allocation (Comb Redevel.)[1]	6.875		08/01/2034	1,859,127
430,000	Lancaster, CA Redevel. Agency Tax Allocation (Comb Redevel.)[1]	6.875		08/01/2039	477,807
580,000	Lancaster, CA Redevel. Agency Tax Allocation (Comb Redevel.)[1]	6.875		08/01/2039	660,956
10,000	Lathrop, CA Financing Authority (Water Supply)[1]	5.600		06/01/2018	10,026
5,000	Lathrop, CA Financing Authority (Water Supply)[1]	5.700		06/01/2019	5,014
4,010,000	Lathrop, CA Special Tax Community Facilities District No. 03-2[1]	7.000		09/01/2033	4,016,336
1,000,000	Lennox, CA School District COP[1]	5.000		10/01/2034	1,100,730
100,000	Lincoln, CA Public Financing Authority[1]	5.000		09/01/2034	100,542
635,000	Lincoln, CA Special Tax[1]	5.000		09/01/2026	635,787
50,000	Long Beach, CA Bond Finance Authority Natural Gas[1]	5.500		11/15/2028	59,376
1,000,000	Long Beach, CA Bond Finance Authority Natural Gas[1]	5.500		11/15/2037	1,221,550
1,200,000	Los Alamitos, CA Unified School District COP[1]	0.000	[4]	08/01/2034	1,023,324

31 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
California (Continued)
$10,000,000	Los Angeles, CA Community College District[1]	5.000%		08/01/2031	$11,633,200
2,075,000	Los Angeles, CA Community Devel. Agency (Adelante Eastside Redevel.)[1]	6.500		09/01/2039	2,354,316
1,575,000	Los Angeles, CA Community Redevel. Agency (Grand Central Square)[1]	5.000		12/01/2026	1,628,581
4,365,000	Los Angeles, CA Dept. of Airports[1]	5.000		05/15/2033	4,922,716
5,795,000	Los Angeles, CA Dept. of Airports[1]	5.000		05/15/2034	6,513,000
1,500,000	Los Angeles, CA Dept. of Airports[1]	5.000		05/15/2042	1,654,515
14,210,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[2]	5.250		05/15/2024	14,898,043
10,215,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[2]	5.375		05/15/2025	10,730,279
10,000,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[2]	5.375		05/15/2026	10,485,576
11,000,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[2]	5.375		05/15/2027	11,528,310
10,095,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[2]	5.375		05/15/2028	10,573,200
2,000,000	Los Angeles, CA Dept. of Water & Power[1]	5.000		07/01/2040	2,288,980
3,000,000	Los Angeles, CA Dept. of Water & Power[2]	5.375		07/01/2034	3,241,350
12,000,000	Los Angeles, CA Dept. of Water & Power[2]	5.375		07/01/2038	12,889,320
16,300,000	Los Angeles, CA Harbor Dept.[2]	5.250		08/01/2034	17,930,978
2,000,000	Los Angeles, CA Hsg. Auth. (Property Acquisition)[1]	6.000		06/01/2029	2,123,460
2,000,000	Los Angeles, CA Hsg. Auth. (Property Acquisition)[1]	6.250		06/01/2034	2,130,880
500,000	Los Angeles, CA Hsg. Auth. (Property Acquisition)[1]	6.375		06/01/2039	533,880
1,230,000	Los Angeles, CA IDA (Santee Court Parking Facility)	5.000		12/01/2020	1,098,808
1,100,000	Los Angeles, CA IDA (Santee Court Parking Facility)	5.000		12/01/2027	864,875
11,655,000	Los Angeles, CA MTA, Series A1	5.000		06/01/2031	13,884,951
4,000,000	Los Angeles, CA Municipal Improvement Corp. (Real Property)[1]	6.000		09/01/2039	4,483,280
7,000,000	Los Angeles, CA Unified School District[1]	5.000		07/01/2040	7,972,930
85,000	Madera County, CA COP (Valley Children’s Hospital)[1]	5.750		03/15/2028	85,263
950,000	Martinez, CA Unified School District[1]	6.125	[4]	08/01/2035	1,221,472
4,530,000	Mayers, CA Memorial Hospital District[1]	7.875		06/01/2041	4,541,733
1,750,000	McFarland, CA Unified School District[1]	5.500		11/01/2038	2,061,045
1,375,000	Mendota, CA Joint Powers Financing Authority Wastewater[1]	5.150		07/01/2035	1,374,890
1,000,000	Menifee, CA Union School District Special Tax[1]	5.000		09/01/2033	1,110,020
10,390,000	Metropolitan Water District of Southern California[1]	5.000		07/01/2033	12,200,250
3,000,000	Montebello, CA Community Redevel. Agency (Montebello Hills Redevel.)[1]	8.100		03/01/2027	3,230,730
1,500,000	Montebello, CA Public Financing Authority (Montebello Hotel)[1]	5.000		12/01/2033	1,545,705
2,050,000	Moreno Valley, CA Unified School District Community Facilities District No. 2004-4[1]	5.000		09/01/2045	2,164,062
1,500,000	Norco, CA Community Redevel. Agency[1]	5.000		03/01/2030	1,697,970
2,000,000	Norco, CA Community Redevel. Agency[1]	5.000		03/01/2032	2,245,360
2,000,000	Norco, CA Redevel. Agency Tax Allocation[1]	6.000		03/01/2036	2,246,440

32 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
California (Continued)
$157,335,000	Northern CA Tobacco Securitization Authority (TASC)	5.396%[3]		06/01/2045	$6,700,898
4,115,000	Northern Humboldt, CA Union High School District[1]	5.000		08/01/2043	4,629,828
1,250,000	Northern Humboldt, CA Union High School District[1]	6.500		08/01/2034	1,523,212
2,000,000	Northern, CA Inyo County Local Hospital District[1]	6.375		12/01/2025	2,133,500
1,000,000	Oak Valley, CA Hospital District[1]	7.000		11/01/2035	1,033,520
10,000	Oakdale, CA Public Financing Authority Tax Allocation (Central City Redevel.)[1]	6.100		06/01/2027	10,052
1,000,000	Oakland, CA GO1	6.000		01/15/2034	1,095,380
250,000	Oakland, CA GO1	6.250		01/15/2039	275,053
4,595,000	Oakland, CA Unified School District[1]	6.125		08/01/2029	5,155,958
250,000	Oakland, CA Unified School District[1]	6.500		08/01/2022	282,825
250,000	Oakland, CA Unified School District[1]	6.500		08/01/2023	282,825
250,000	Oakland, CA Unified School District[1]	6.500		08/01/2024	282,825
3,125,000	Olivehurst, CA Public Utilities District (Plumas Lake Community Facilities District)[1]	7.625		09/01/2038	3,132,344
2,105,000	Ontario, CA Improvement Bond Act 1915 Assessment District No. 108[1]	7.500		09/02/2020	2,113,083
2,100,000	Orange County, CA Airport[1]	5.750		07/01/2034	2,140,425
1,350,000	Orange County, CA Community Facilities District (Esencia Village)[1]	5.000		08/15/2031	1,468,598
2,500,000	Orange County, CA Community Facilities District (Esencia Village)[1]	5.000		08/15/2041	2,650,525
1,250,000	Oxnard, CA Financing Authority Wastewater[1]	5.000		06/01/2032	1,408,163
1,500,000	Oxnard, CA Financing Authority Wastewater[1]	5.000		06/01/2033	1,683,510
850,000	Oxnard, CA Financing Authority Wastewater[1]	5.000		06/01/2034	950,445
150,000	Palm Desert, CA Financing Authority[1]	5.000		04/01/2030	151,076
500,000	Palm Desert, CA Financing Authority[1]	5.200		10/01/2028	503,750
230,000	Palm Desert, CA Financing Authority	5.614	[3]	04/01/2018	217,258
265,000	Palm Desert, CA Financing Authority	5.716	[3]	04/01/2019	236,295
305,000	Palm Desert, CA Financing Authority	5.818	[3]	04/01/2020	256,224
340,000	Palm Desert, CA Financing Authority	5.919	[3]	04/01/2021	268,580
380,000	Palm Desert, CA Financing Authority	5.971	[3]	04/01/2022	282,397
395,000	Palm Desert, CA Financing Authority	5.983	[3]	04/01/2023	276,532
410,000	Palm Desert, CA Financing Authority	5.994	[3]	04/01/2024	270,342
430,000	Palm Desert, CA Financing Authority	6.006	[3]	04/01/2025	266,996
445,000	Palm Desert, CA Financing Authority	6.017	[3]	04/01/2026	260,147
465,000	Palm Desert, CA Financing Authority	6.028	[3]	04/01/2027	255,885
480,000	Palm Desert, CA Financing Authority	6.039	[3]	04/01/2028	248,587
500,000	Palm Desert, CA Financing Authority	6.050	[3]	04/01/2029	243,655
520,000	Palm Desert, CA Financing Authority	6.061	[3]	04/01/2030	238,394
540,000	Palm Desert, CA Financing Authority	6.071	[3]	04/01/2031	232,853
560,000	Palm Desert, CA Financing Authority	6.082	[3]	04/01/2032	227,086
580,000	Palm Desert, CA Financing Authority	6.083	[3]	04/01/2033	221,479
590,000	Palm Desert, CA Financing Authority	6.083	[3]	04/01/2034	212,158
120,000	Palm Springs, CA Airport Passenger Facilities (Palm Springs International Airport)[1]	5.450		07/01/2020	120,070
400,000	Palm Springs, CA Airport Passenger Facilities (Palm Springs International Airport)[1]	5.550		07/01/2028	400,256

33 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
California (Continued)
$250,000	Palm Springs, CA Airport Passenger Facilities (Palm Springs International Airport)[1]	6.400%		07/01/2023	$250,335
350,000	Palm Springs, CA Airport Passenger Facilities (Palm Springs International Airport)[1]	6.500		07/01/2027	350,497
75,000	Palm Springs, CA Airport Passenger Facilities (Palm Springs Regional Airport)	5.250		01/01/2022	75,272
445,000	Palm Springs, CA Community Redevel. Agency Tax Allocation[1]	5.000		09/01/2032	498,226
1,355,000	Palmdale, CA Community Facilities District Special Tax[1]	5.400		09/01/2035	1,356,369
5,765,000	Palmdale, CA Community Facilities District Special Tax[1]	6.125		09/01/2037	5,764,654
4,765,000	Palmdale, CA Community Facilities District Special Tax[1]	6.250		09/01/2035	4,770,861
130,000	Palmdale, CA Elementary School District Special Tax Community Facilities District No. 90-1[1,5]	5.700		08/01/2018	130,495
540,000	Palomar Pomerado, CA Health System[1]	5.125		08/01/2037	551,880
5,000,000	Palomar, CA Health[1]	5.000		11/01/2039	5,167,300
10,000	Perris, CA Community Facilities District Special Tax (May Farms)[1]	5.100		09/01/2030	10,074
120,000	Perris, CA Community Facilities District Special Tax (May Farms)[1]	5.150		09/01/2035	120,726
1,145,000	Perris, CA Community Facilities District Special Tax, Series A1	5.750		09/01/2035	1,146,489
235,000	Perris, CA Elementary School District[1]	6.000		08/01/2029	286,355
290,000	Perris, CA Elementary School District[1]	6.000		08/01/2030	352,133
1,000,000	Pixley, CA Union School District (Pixley Union Elementary School District)[1]	5.250		08/01/2044	1,182,510
55,000	Pomona, CA Public Financing Authority[1]	5.000		02/01/2030	55,150
1,305,000	Pomona, CA Public Financing Authority (Merfed Redevel.)	5.250		02/01/2020	1,309,646
50,000	Pomona, CA Unified School District[1]	6.150		08/01/2030	59,297
1,990,000	Poway, CA Unified School District Public Financing Authority Special Tax[1]	5.000		09/01/2035	2,208,044
500,000	Poway, CA Unified School District Special Tax Community Facilities District No. 14 (Torrey Highland Subarea)[1]	6.125		09/01/2041	517,215
2,210,000	Rancho, CA Water District Financing Authority[1]	5.000		08/01/2028	2,343,506
2,790,000	Rancho, CA Water District Financing Authority[1]	5.000		08/01/2028	2,941,469
2,595,000	Rialto, CA Redevel. Agency (Merged Project Area)[1]	5.875		09/01/2033	2,759,705
490,000	Rialto, CA Special Tax Community Facilities District No. 2006-1[1]	5.250		09/01/2026	491,823
5,000	Richgrove, CA School District[1]	6.375		07/01/2018	5,075
2,000,000	Richmond, CA Joint Powers Financing Authority (Civic Center)[1]	5.750		08/01/2029	2,178,520
2,500,000	Ridgecrest, CA Redevel. Agency (Ridgecrest Redevel.)[1]	6.250		06/30/2037	2,841,650
10,530,000	Rio Hondo, CA Community College District[1]	0.000	[4]	08/01/2042	9,758,256
3,000,000	Rio Vista, CA Community Facilities District Special Tax No. 2004-1[1]	5.850		09/01/2035	3,004,200

34 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
California (Continued)
$700,000	Riverbank, CA Redevel. Agency (Riverbank Reinvestment)[6]	5.000%		08/01/2032	$503,804
5,480,000	Riverside County, CA Community College District[1]	5.000		08/01/2031	6,386,337
1,000,000	Riverside County, CA Community Facilities District Special Tax No. 07-2 (Clinton Keith)[1]	5.000		09/01/2040	1,055,890
2,500,000	Riverside County, CA Community Facilities District Special Tax No. 07-2 (Clinton Keith)[1]	5.000		09/01/2044	2,632,350
1,000,000	Riverside County, CA Redevel. Agency[1]	7.125		10/01/2042	1,207,010
3,000,000	Riverside County, CA Redevel. Agency (Desert Communities)[1]	6.000		10/01/2037	3,421,830
1,000,000	Riverside County, CA Redevel. Agency (Jurupa Valley Redevel.)[1]	0.000	[4]	10/01/2027	1,035,000
1,000,000	Riverside County, CA Redevel. Agency (Jurupa Valley Redevel.)[1]	0.000	[4]	10/01/2031	1,040,150
1,325,000	Riverside County, CA Redevel. Agency (Jurupa Valley Redevel.)[1]	6.500		10/01/2025	1,561,831
1,200,000	Riverside County, CA Redevel. Agency (Jurupa Valley Redevel.)[1]	6.750		10/01/2030	1,428,660
7,500,000	Riverside County, CA Transportation Commission[1]	5.250		06/01/2039	8,629,800
1,050,000	Riverside, CA Special Tax Community Facilities District No. 92-1, Series A1	5.300		09/01/2034	1,051,008
1,250,000	Romoland, CA School District Special Tax Community Facilities District No. 2006-1[1]	6.000		09/01/2041	1,289,200
25,000	Romoland, CA School District Special Tax Community Facilities District No. 91-1[1]	5.500		09/01/2034	25,028
2,250,000	Romoland, CA School District Special Tax Community Facilities District No. 91-18[1]	6.000		09/01/2037	2,320,718
1,000,000	Ross Valley, CA School District[1]	5.500		08/01/2041	1,143,310
40,000	Sacramento County, CA COP (Public Facilities)[1]	5.000		06/01/2029	40,136
1,200,000	Sacramento County, CA Hsg. Authority (Vintage Willow Creek Senior Apartments)[1]	5.250		06/01/2027	1,202,556
1,000,000	Sacramento County, CA Special Tax Community Facilities District No. 2005-2[1]	5.000		09/01/2040	1,056,350
7,250,000	Sacramento, CA Area Flood Control Agency[1]	5.000		10/01/2041	8,262,680
2,000,000	Sacramento, CA City Financing Authority (North Natomas CFD No. 2)[1]	6.250		09/01/2023	2,004,660
1,290,000	Sacramento, CA Special Tax (North Natomas Community Facilities District No. 4)[1]	5.000		09/01/2032	1,425,308
1,200,000	Sacramento, CA Special Tax (North Natomas Community Facilities District No. 4)[1]	5.000		09/01/2033	1,320,276
1,600,000	San Bernardino County, CA Special Tax (Lytle Creek North)[1]	5.000		09/01/2045	1,689,024
1,000,000	San Bernardino County, CA Special Tax (Lytle Creek North)[1]	5.375		09/01/2038	1,030,980
1,375,000	San Bernardino, CA Joint Powers Financing Authority (Central City)[1]	5.750		07/01/2020	1,413,486
665,000	San Bernardino, CA Joint Powers Financing Authority (Police Station)[1]	5.500		09/01/2020	663,364
20,000	San Bernardino, CA Joint Powers Financing Authority (Police Station)[1]	5.500		09/01/2024	19,725

35 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
California (Continued)
$1,410,000	San Bernardino, CA Mountains Community Hospital District COP[1]	5.000%	02/01/2027	$1,400,144
3,235,000	San Bernardino, CA Mountains Community Hospital District COP[1]	5.000	02/01/2037	3,040,253
3,000,000	San Buenaventura, CA Community Memorial Health Systems[1]	8.000	12/01/2031	3,611,580
875,000	San Diego County, CA COP[1]	5.600	07/01/2038	932,496
6,390,000	San Diego County, CA Redevel. Agency (Gillespie Field)[1]	5.750	12/01/2032	6,398,115
10,000,000	San Diego County, CA Water Authority[1]	5.000	05/01/2033	11,754,700
10,125,000	San Diego County, CA Water Authority[1]	5.000	05/01/2037	11,749,658
3,000,000	San Diego, CA Hsg. Authority (Sorrento Tower Apartments)[1]	5.000	05/01/2029	3,215,340
1,000,000	San Francisco, CA Bay Area Rapid Transit District[1]	5.000	07/01/2031	1,174,570
1,000,000	San Francisco, CA City & County Airports Commission[1]	5.000	05/01/2031	1,101,030
11,500,000	San Francisco, CA City & County Airports Commission (San Francisco International Airport)[1]	5.000	05/01/2046	12,633,095
15,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)	5.250	01/01/2024	15,283
500,000	San Francisco, CA City & County Redevel. Agency (Mission Bay South Public Improvements)[1]	5.000	08/01/2031	532,145
2,000,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)[1]	6.500	08/01/2039	2,262,600
400,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)[1]	6.750	08/01/2033	482,328
500,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)[1]	7.000	08/01/2033	607,535
1,500,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay South Redevel.)[1]	6.625	08/01/2039	1,701,360
500,000	San Francisco, CA City & County Redevel. Financing Authority (San Francisco Redevel.)[1]	6.500	08/01/2032	558,045
545,000	San Francisco, CA City & County Redevel. Financing Authority (San Francisco Redevel.)[1]	6.625	08/01/2039	609,931
1,000,000	San Gorgonio, CA Memorial Health Care District[1]	5.000	08/01/2032	1,103,050
1,000,000	San Jacinta, CA Community Facilities District[1]	5.000	09/01/2033	1,079,750
500,000	San Jacinto, CA Unified School District Special Tax[1]	5.100	09/01/2036	442,130
250,000	San Jacinto, CA Unified School District Special Tax[1]	5.750	09/01/2040	257,783
25,000	San Jose, CA (Libraries, Parks & Public Safety)[1]	5.000	09/01/2032	25,077
1,000,000	San Jose, CA Airport[1]	5.000	03/01/2025	1,089,640
5,050,000	San Jose, CA Airport[1]	5.000	03/01/2037	5,065,453
35,000	San Jose, CA Improvement Bond Act 1915[1]	5.875	09/02/2023	36,132
3,150,000	San Jose, CA Multifamily Hsg. (El Parador Apartments)[1]	6.200	01/01/2041	3,152,111
4,025,000	San Jose, CA Multifamily Hsg. (Fallen Leaves Apartments)[1]	5.100	12/01/2032	4,026,650
305,000	San Jose, CA Redevel. Agency[1]	5.000	08/01/2018	306,025
125,000	San Jose, CA Redevel. Agency	5.000	08/01/2020	125,418
160,000	San Jose, CA Redevel. Agency[1]	5.000	08/01/2025	160,534
185,000	San Jose, CA Redevel. Agency[1]	5.000	08/01/2026	185,618

36 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
California (Continued)
$995,000	San Jose, CA Redevel. Agency[1]	5.000%	08/01/2026	$1,014,373
230,000	San Jose, CA Redevel. Agency[1]	5.000	08/01/2027	230,768
55,000	San Jose, CA Redevel. Agency	5.000	08/01/2028	55,181
2,000,000	San Jose, CA Redevel. Agency[1]	5.850	08/01/2027	2,007,740
170,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)[1]	5.000	08/01/2019	173,361
1,235,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)[1]	5.000	08/01/2021	1,259,292
795,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)[1]	5.000	08/01/2022	810,598
100,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)[1]	5.000	08/01/2023	101,957
220,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)[1]	5.000	08/01/2024	224,327
2,415,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)[1]	5.000	08/01/2025	2,462,262
550,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)[1]	5.000	08/01/2027	557,068
200,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)[1]	5.000	08/01/2032	203,414
25,000	San Jose, CA Special Tax Community Facilities District No. 9 (Bailey Highway 101)[1]	6.600	09/01/2027	25,063
10,000,000	San Marcos, CA Unified School District[2]	5.250	08/01/2031	11,294,300
1,000,000	Santa Clara County, CA Hsg. Authority (Rivertown Apartments)[1]	5.850	08/01/2031	1,000,730
2,070,000	Santa Clara County, CA Hsg. Authority (Rivertown Apartments)[1]	6.000	08/01/2041	2,071,035
3,000,000	Santa Clara, CA Redevel. Agency Tax Allocation (Bayshore North)[1]	5.750	06/01/2026	3,369,210
8,395,000	Santa Cruz County, CA Redevel. Agency (Live Oak/ Soquel Community)[1]	7.000	09/01/2036	9,631,332
1,750,000	Santa Monica, CA Redevel. Agency Tax Allocation (Earthquake Recovery Redevel.)[1]	5.875	07/01/2036	2,025,240
2,600,000	Santa Monica, CA Redevel. Agency Tax Allocation (Earthquake Recovery Redevel.)[1]	5.875	07/01/2042	3,008,928
10,000	Santa Rita, CA Union School District[1]	5.200	08/01/2037	10,012
1,565,000	Saugus, CA Union School District Community Facilities District No. 2006[1]	11.625	09/01/2038	1,972,088
2,935,000	Saugus, CA Union School District Community Facilities District No. 2006[1]	11.625	09/01/2038	3,698,452
1,575,000	Saugus, CA Union School District Community Facilities District No. 2006-2[1]	5.000	09/01/2037	1,623,148
1,230,000	Saugus/Hart, CA School Facilities Financing Authority[1]	5.000	09/01/2041	1,314,489
1,250,000	Saugus/Hart, CA School Facilities Financing Authority[1]	5.000	09/01/2046	1,332,600
2,500,000	Sequoia, CA Unified High School District[1]	5.875	07/01/2036	2,970,400
5,000,000	Sequoia, CA Unified High School District[1]	6.000	07/01/2043	5,967,450
1,720,000	Signal Hill, CA Redevel. Agency Tax Allocation[1]	7.000	10/01/2026	1,953,903

37 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
California (Continued)
$2,000,000	South Bayside, CA Waste Management Authority (Shoreway Environmental)[1]	6.000%		09/01/2036	$2,213,740
4,150,000	South El Monte, CA Improvement District[1]	5.000		08/01/2035	4,559,439
790,000	Southern CA Mono Health Care District[1]	5.000		08/01/2021	867,934
2,085,000	Southern CA Public Power Authority[1]	5.000		11/01/2033	2,401,232
13,000,000	Southern CA Public Power Authority[1]	5.000		07/01/2035	14,763,320
470,000	Southern CA Public Power Authority[1]	5.250		11/01/2022	533,149
50,000	Southern CA Public Power Authority[1]	5.250		11/01/2023	57,253
250,000	Southern CA Public Power Authority[1]	5.250		11/01/2026	292,393
205,000	Southern CA Public Power Authority Natural Gas[1]	5.000		11/01/2028	233,768
165,000	Southern CA Public Power Authority Natural Gas[1]	5.000		11/01/2029	187,537
2,255,000	Southern CA Public Power Authority Natural Gas[1]	5.250		11/01/2027	2,654,586
97,775,000	Southern CA Tobacco Securitization Authority	7.098	[3]	06/01/2046	1,797,105
4,000,000	Southern CA Tobacco Securitization Authority (TASC)[1]	5.000		06/01/2037	3,899,560
2,000,000	Stockton, CA Community Facilities District (Arch Road East No. 99-02)[1]	5.875		09/01/2037	2,062,600
225,000	Stockton, CA Public Financing Authority (Parking)[1]	5.125		09/01/2030	222,026
1,000,000	Stockton, CA Redevel. Agency[1]	5.000		09/01/2034	1,104,910
15,000	Susanville, CA Public Financing Authority[1]	7.750		09/01/2017	15,078
1,000,000	Susanville, CA Public Financing Authority (Utility Enterprises)[1]	5.500		06/01/2030	1,067,240
3,000,000	Tahoe-Truckee, CA Unified School District[1]	5.000		08/01/2039	3,413,010
950,000	Tahoe-Truckee, CA Unified School District[1]	5.000		08/01/2041	1,079,124
30,000	Temecula, CA Public Financing Authority Community Facilities District (Harveston)[1]	5.100		09/01/2036	30,108
1,575,000	Temecula, CA Redevel. Agency[1]	5.125		08/01/2027	1,596,877
50,000	Temecula, CA Redevel. Agency[1]	5.250		08/01/2036	50,727
3,490,000	Trinity County, CA COP[1]	8.500		01/15/2026	3,485,917
500,000	Tulare, CA Health Care District[1]	6.500		08/01/2026	547,455
220,000	Turlock, CA Health Facility (Emanuel Medical Center) COP[1]	5.000		10/15/2017	226,433
2,590,000	Turlock, CA Health Facility (Emanuel Medical Center) COP[1]	5.000		10/15/2022	2,665,162
305,000	Turlock, CA Health Facility (Emanuel Medical Center) COP[1]	5.125		10/15/2027	314,120
2,500,000	Turlock, CA Health Facility (Emanuel Medical Center) COP[1]	5.125		10/15/2037	2,574,750
1,500,000	Tustin, CA Unified School District[1]	6.000		08/01/2036	1,794,570
375,000	Twentynine Palms, CA Redevel. Agency Tax Allocation (Four Corners)[1]	7.125		09/01/2026	451,215
500,000	Twentynine Palms, CA Redevel. Agency Tax Allocation (Four Corners)[1]	7.400		09/01/2032	598,985
415,000	Twentynine Palms, CA Redevel. Agency Tax Allocation (Four Corners)[1]	7.400		09/01/2032	497,158
425,000	Twentynine Palms, CA Redevel. Agency Tax Allocation (Four Corners)[1]	7.650		09/01/2042	513,681
12,840,000	University of California[2]	5.000		05/15/2037	14,648,565
15,000,000	University of California[2]	5.000		05/15/2038	17,112,809
4,880,000	University of California (Regents Medical Center)[1]	5.000		05/15/2035	5,568,178

38 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
California (Continued)
$1,030,000	Upland, CA Community Facilities District Special Tax (Improvement Area No. 2 Colonies San Antonio)[1]	5.000%		09/01/2029	$1,117,334
1,080,000	Upland, CA Community Facilities District Special Tax (Improvement Area No. 2 Colonies San Antonio)[1]	5.000		09/01/2030	1,165,147
750,000	Ventura County, CA Area Hsg. Authority (Mira Vista Senior Apartments)[1]	5.050		12/01/2026	750,705
1,595,000	Ventura County, CA Area Hsg. Authority (Mira Vista Senior Apartments)[1]	5.150		12/01/2031	1,596,436
1,000,000	Vernon, CA Electric System[1]	5.125		08/01/2033	1,092,950
4,000,000	Vernon, CA Electric System[1]	5.500		08/01/2041	4,424,480
65,000	Vernon, CA Redevel. Agency Tax Allocation[1]	5.000		09/01/2035	65,034
500,000	Victorville, CA Special Tax Community Facilities District 07-01[1]	5.350		09/01/2042	515,390
1,500,000	West Hollywood, CA Community Devel. Commission Tax Allocation (East Side Redevel.)[1]	7.500		09/01/2042	1,827,915
610,000	West Patterson, CA Financing Authority Special Tax Community Facilities District No. 2015-1[1]	5.250		09/01/2035	604,730
1,550,000	West Patterson, CA Financing Authority Special Tax Community Facilities District No. 2015-1[1]	5.250		09/01/2045	1,514,056
1,350,000	William S. Hart CA Union High School District[1,5]	5.000		09/01/2042	1,434,186
2,300,000	Woodland, CA Finance Authority[1]	6.000		03/01/2036	2,654,614
1,500,000	Woodland, CA Finance Authority[1]	6.000		03/01/2041	1,728,090
					1,229,965,897

U.S. Possessions—13.3%
1,000,000	Guam International Airport Authority[1]	6.000		10/01/2034	1,139,160
2,500,000	Guam International Airport Authority[1]	6.125		10/01/2043	2,840,900
250,000	Guam Power Authority, Series A1	5.000		10/01/2023	284,842
320,000	Guam Power Authority, Series A1	5.000		10/01/2024	362,330
570,000	Guam Power Authority, Series A1	5.000		10/01/2030	634,951
2,490,000	Northern Mariana Islands Ports Authority, Series A1	5.500		03/15/2031	2,206,762
1,320,000	Northern Mariana Islands Ports Authority, Series A1	6.250		03/15/2028	1,149,139
5,000,000	Puerto Rico Aqueduct & Sewer Authority	5.125		07/01/2037	3,807,300
6,000,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2044	4,689,360
3,700,000	Puerto Rico Aqueduct & Sewer Authority	6.125	[4]	07/01/2024	2,998,591
5,095,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375		05/15/2033	5,094,541
8,405,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500		05/15/2039	8,404,159
2,130,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	2,129,893
3,500,000	Puerto Rico Commonwealth GO7	5.250		07/01/2023	2,292,150
500,000	Puerto Rico Commonwealth GO7	5.250		07/01/2030	322,450
1,450,000	Puerto Rico Commonwealth GO7	5.375		07/01/2030	935,105
1,480,000	Puerto Rico Commonwealth GO	5.500		07/01/2020	1,568,622
1,000,000	Puerto Rico Commonwealth GO7	5.500		07/01/2021	798,750
5,000,000	Puerto Rico Commonwealth GO7	5.500		07/01/2026	3,240,100
1,615,000	Puerto Rico Commonwealth GO7	5.500		07/01/2027	1,043,532
5,000,000	Puerto Rico Commonwealth GO7	5.500		07/01/2039	3,318,750
5,025,000	Puerto Rico Commonwealth GO7	5.750		07/01/2028	3,316,500
1,020,000	Puerto Rico Commonwealth GO7	5.750		07/01/2038	651,423
8,660,000	Puerto Rico Commonwealth GO7	5.750		07/01/2041	5,661,475

39 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
U.S. Possessions (Continued)
$80,000	Puerto Rico Commonwealth GO	6.000%	07/01/2036	$80,169
4,000,000	Puerto Rico Commonwealth GO7	6.000	07/01/2038	2,650,000
2,500,000	Puerto Rico Commonwealth GO7	6.000	07/01/2039	1,640,375
7,590,000	Puerto Rico Commonwealth GO7	6.000	07/01/2039	5,028,375
3,000,000	Puerto Rico Commonwealth GO7	6.500	07/01/2037	1,987,500
1,000,000	Puerto Rico Commonwealth GO7	6.500	07/01/2040	657,400
476,247	Puerto Rico Electric Power Authority	10.000	07/01/2019	376,078
476,247	Puerto Rico Electric Power Authority	10.000	07/01/2019	376,078
453,432	Puerto Rico Electric Power Authority	10.000	01/01/2021	349,724
453,432	Puerto Rico Electric Power Authority	10.000	07/01/2021	349,724
151,144	Puerto Rico Electric Power Authority	10.000	01/01/2022	116,168
151,143	Puerto Rico Electric Power Authority	10.000	07/01/2022	116,167
10,000,000	Puerto Rico Electric Power Authority, Series A8	5.000	07/01/2029	6,506,100
8,995,000	Puerto Rico Electric Power Authority, Series A8	5.000	07/01/2042	5,841,083
1,000,000	Puerto Rico Electric Power Authority, Series A8	5.050	07/01/2042	649,360
7,350,000	Puerto Rico Electric Power Authority, Series A8	6.750	07/01/2036	4,774,781
1,000,000	Puerto Rico Electric Power Authority, Series A8	7.000	07/01/2033	649,860
5,000,000	Puerto Rico Electric Power Authority, Series WW8	5.000	07/01/2028	3,253,900
6,495,000	Puerto Rico Electric Power Authority, Series XX8	5.250	07/01/2040	4,217,983
5,000,000	Puerto Rico Electric Power Authority, Series XX8	5.750	07/01/2036	3,248,300
500,000	Puerto Rico Electric Power Authority, Series ZZ8	5.250	07/01/2026	325,500
2,500,000	Puerto Rico Highway & Transportation Authority	5.500	07/01/2030	1,470,025
100,000	Puerto Rico Infrastructure[7]	5.500	07/01/2020	60,000
1,220,000	Puerto Rico Infrastructure (Mepsi Campus)	6.500	10/01/2037	590,504
250,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000	04/01/2027	231,695
170,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.125	04/01/2032	150,807
225,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375	04/01/2042	193,822
6,055,000	Puerto Rico ITEMECF (Cogeneration Facilities)[1]	6.625	06/01/2026	5,764,966
1,725,000	Puerto Rico ITEMECF (Guaynabo Municipal Government Center)[1]	5.625	07/01/2022	1,333,201
7,255,000	Puerto Rico Public Buildings Authority[6]	6.000	07/01/2041	4,226,038
8,055,000	Puerto Rico Public Buildings Authority[6]	6.750	07/01/2036	4,692,038
7,710,000	Puerto Rico Sales Tax Financing Corp., Series A	5.375	08/01/2039	3,681,525
610,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500	08/01/2028	291,275
7,670,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500	08/01/2042	3,662,425
11,000,000	Puerto Rico Sales Tax Financing Corp., Series A	5.750	08/01/2037	5,390,000
15,500,000	Puerto Rico Sales Tax Financing Corp., Series A	6.375	08/01/2039	7,982,500
17,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.500	08/01/2044	8,776,250
1,000,000	Puerto Rico Sales Tax Financing Corp., Series A-1	5.250	08/01/2043	477,500
17,465,000	Puerto Rico Sales Tax Financing Corp., Series C	6.000	08/01/2039	8,928,981
8,075,000	Puerto Rico Sales Tax Financing Corp., Series C	6.000	08/01/2042	4,128,344
1,000,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[1]	4.000	10/01/2022	732,340
1,800,000	V.I. Public Finance Authority (Matching Fund Loan Note)[1]	5.000	10/01/2017	1,732,518
3,055,000	V.I. Public Finance Authority (Matching Fund Loan Note)	5.000	10/01/2019	2,538,522
840,000	V.I. Public Finance Authority (Matching Fund Loan Notes)	5.000	10/01/2032	603,532

40 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
U.S. Possessions (Continued)
$1,140,000	V.I. Public Finance Authority, Series A	5.000%	10/01/2018	$1,055,287
				170,779,505

Total Investments, at Value (Cost $1,505,088,147)—109.2%				1,400,745,402
Net Other Assets (Liabilities)—(9.2)				(118,556,093)
Net Assets—100.0%				$1,282,189,309

Footnotes to Statement of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 9 of the accompanying Notes.

2. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 4 of the accompanying Notes.

3. Zero coupon bond reflects effective yield on the original acquisition date.

4. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

5. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

6. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the contractual interest rate.

7. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

8. Subject to a forbearance agreement. Rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

To simplify the listings of securities, abbreviations are used per the table below:

ABAG	Association of Bay Area Governments
AcadF	Academy Foundation
AFound	Archival Foundation
AMF	Academy Museum Foundation
AOMPAAS	Academy of Motion Pictures Arts and Sciences
ASN	Annenberg School of Nursing
BCSC	Brandman Center for Senior Care
CDA	Communities Devel. Authority
CFD	Community Facilities District
CHF	City Hospital Foundation
COP	Certificates of Participation
EBPC	East Bay Prenatal Center
EMC	Eden Medical Center
EVLAJHA	Eisenberg Village of the Los Angeles Jewish Home for the Aging
FEV	Fountainview at Eisenberg Village
GO	General Obligation
GVLAJHA	Grancell Village of the Los Angeles Jewish Home for the Aging

HFA	Housing Finance Agency
IDA	Industrial Devel. Agency
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JHAGS	JHA Geriatric Services
JHAW	JHA West 16

41 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

LAJHFTA	Los Angeles Jewish Home for the Aging
MCHlth	Marin Community Health
MPHS	Mills-Peninsula Health Services
M-S-R	Modesto Irrigation District of the City of Santa Clara and the City of Redding
MTA	Metropolitan Transportation Authority
OCEAA	Orange County Educational Arts Academy
PAMFHCR&E	Palo Alto Medical Foundation for Health Care Research & Education
SCHosp	Sutter Coast Hospital
SCVH	Sutter Central Valley Hospitals
SEBH	Sutter East Bay Hospitals
SGMF	Sutter Gould Medical Foundation
SHlth	Sutter Health
SJHCN	St. Joseph Home Care Network
SJHE	St. Joseph Hospital of Eureka
SJHO	St. Joseph Hospital of Orange
SJHS	St. Joseph Health System

TASC	Tobacco Settlement Asset-Backed Bonds
TVSRF	The Vince Street Archive Foundation
V.I.	United States Virgin Islands

See accompanying Notes to Financial Statements.

42 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES January 31, 2017 Unaudited

Assets
Investments, at value (cost $1,505,088,147)—see accompanying statement of investments	$1,400,745,402
Cash	325,542
Receivables and other assets:
Interest	20,818,139
Investments sold on a when-issued or delayed delivery basis	9,523,854
Shares of beneficial interest sold	785,241
Other	251,576

Total assets	1,432,449,754

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 4)	137,745,000
Payable for borrowings (See Note 9)	7,800,000
Shares of beneficial interest redeemed	1,488,623
Investments purchased on a when-issued or delayed delivery basis	1,427,639
Dividends	1,300,727
Distribution and service plan fees	233,031
Trustees’ compensation	188,376
Interest expense on borrowings	4,633
Shareholder communications	2,026
Other	70,390

Total liabilities	150,260,445

Net Assets	$1,282,189,309

Composition of Net Assets
Par value of shares of beneficial interest	$156,051
Additional paid-in capital	1,902,642,476
Accumulated net investment income	4,320,141
Accumulated net realized loss on investments	(520,586,614)
Net unrealized depreciation on investments	(104,342,745)

Net Assets	$1,282,189,309

43 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $854,314,461 and 103,897,596 shares of beneficial interest outstanding)	$8.22
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$8.63

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $823,080 and 99,964 shares of beneficial interest outstanding)	$8.23

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $240,829,994 and 29,410,947 shares of beneficial interest outstanding)	$8.19

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $186,221,774 and 22,642,157 shares of beneficial interest outstanding)	$8.22

See accompanying Notes to Financial Statements.

44 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Six Months Ended January 31, 2017

Investment Income
Interest	$39,550,174
Expenses
Management fees	3,049,484
Distribution and service plan fees:
Class A	1,097,034
Class B	5,932
Class C	1,277,197
Transfer and shareholder servicing agent fees:
Class A	453,514
Class B	594
Class C	127,789
Class Y	91,341
Shareholder communications:
Class A	8,052
Class B	129
Class C	3,893
Class Y	3,141
Legal, auditing and other professional fees	1,659,084
Interest expense and fees on short-term floating rate notes issued (See Note 4)	861,209
Borrowing fees	642,039
Interest expense on borrowings	55,685
Trustees’ compensation	11,053
Custodian fees and expenses	4,639
Other	11,087

Total expenses	9,362,896
Net Investment Income	30,187,278

Realized and Unrealized Loss
Net realized loss on investments	(6,804,359)
Net change in unrealized appreciation/depreciation	(51,540,711)
Net Decrease in Net Assets Resulting from Operations	$(28,157,792)

See accompanying Notes to Financial Statements.

45 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2017 (Unaudited)	Year Ended July 31, 2016
Operations
Net investment income	$30,187,278	$64,299,477
Net realized gain (loss)	(6,804,359)	13,653,851
Net change in unrealized appreciation/depreciation	(51,540,711)	50,859,045

Net increase (decrease) in net assets resulting from operations	(28,157,792)	128,812,373

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(22,933,774)	(47,822,210)
Class B	(25,323)	(91,205)
Class C	(5,517,505)	(11,989,671)
Class Y	(4,835,387)	(8,231,490)

	(33,311,989)	(68,134,576)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(30,090,498)	4,874,638
Class B	(759,295)	(1,290,639)
Class C	(7,345,960)	(5,874,124)
Class Y	20,719,986	43,054,737

	(17,475,767)	40,764,612

Net Assets
Total increase (decrease)	(78,945,548)	101,442,409
Beginning of period	1,361,134,857	1,259,692,448

End of period (including accumulated net investment income of $4,320,141 and $7,444,852, respectively)	$1,282,189,309	$1,361,134,857

See accompanying Notes to Financial Statements.

46 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Six Months Ended January 31, 2017

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(28,157,792)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(295,396,595)
Proceeds from disposition of investment securities	295,958,953
Short-term investment securities, net	251,385
Premium amortization	3,462,480
Discount accretion	(7,698,148)
Net realized loss on investments	6,804,359
Net change in unrealized appreciation/depreciation on investments	51,540,711
Change in assets:
Decrease in other assets	205,851
Decrease in interest receivable	274,024
Increase in receivable for securities sold	(7,798,430)
Change in liabilities:
Decrease in other liabilities	(71,149)
Decrease in payable for securities purchased	(1,534,131)

Net cash provided by operating activities	17,841,518

Cash Flows from Financing Activities
Proceeds from borrowings	163,500,000
Payments on borrowings	(167,100,000)
Payments on short-term floating rate notes issued	35,325,000
Proceeds from shares sold	179,845,025
Payments on shares redeemed	(221,539,176)
Cash distributions paid	(8,192,392)

Net cash used in financing activities	(18,161,543)
Net decrease in cash	(320,025)
Cash, beginning balance	645,567

Cash, ending balance	$325,542

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $24,843,257.

Cash paid for interest on borrowings—$52,316.

Cash paid for interest on short-term floating rate notes issued—$861,209.

See accompanying Notes to Financial Statements.

47 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended January 31, 2017 (Unaudited)	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$8.61	$8.21	$8.37	$8.14	$8.75	$7.75

Income (loss) from investment operations:
Net investment income[1]	0.20	0.43	0.47	0.51	0.49	0.51
Net realized and unrealized gain (loss)	(0.38)	0.42	(0.16)	0.20	(0.62)	1.01

Total from investment operations	(0.18)	0.85	0.31	0.71	(0.13)	1.52

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.21)	(0.45)	(0.47)	(0.48)	(0.48)	(0.52)

Net asset value, end of period	$8.22	$8.61	$8.21	$8.37	$8.14	$8.75

Total Return, at Net Asset Value[2]	(2.06)%	10.67%	3.61%	9.03%	(1.66)%	20.31%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$854,314	$925,807	$879,253	$894,308	$967,217	$1,194,157

Average net assets (in thousands)	$899,067	$886,704	$926,912	$922,522	$1,214,170	$1,037,577

Ratios to average net assets:[3]
Net investment income	4.60%	5.10%	5.50%	6.32%	5.56%	6.18%
Expenses excluding specific expenses listed below	1.05%	1.06%	0.95%	0.80%	0.73%	0.75%
Interest and fees from borrowings	0.10%	0.05%	0.04%	0.05%	0.04%	0.04%
Interest and fees on short-term floating rate notes issued[4]	0.13%	0.09%	0.08%	0.09%	0.09%	0.12%

Total expenses	1.28%	1.20%	1.07%	0.94%	0.86%	0.91%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.28%	1.20%	1.07%	0.94%[5]	0.85%	0.90%

Portfolio turnover rate	20%	15%	21%	17%	24%	10%

48 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

49 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Six Months Ended January 31, 2017 (Unaudited)	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$8.61	$8.22	$8.38	$8.15	$8.76	$7.76

Income (loss) from investment operations:
Net investment income[1]	0.17	0.37	0.40	0.45	0.41	0.44
Net realized and unrealized gain (loss)	(0.37)	0.41	(0.16)	0.19	(0.61)	1.01

Total from investment operations	(0.20)	0.78	0.24	0.64	(0.20)	1.45

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.18)	(0.39)	(0.40)	(0.41)	(0.41)	(0.45)

Net asset value, end of period	$8.23	$8.61	$8.22	$8.38	$8.15	$8.76

Total Return, at Net Asset Value[2]	(2.44)%	9.82%	2.82%	8.16%	(2.54)%	19.26%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$823	$1,630	$2,835	$4,001	$6,910	$13,960

Average net assets (in thousands)	$1,173	$1,963	$3,474	$5,149	$10,336	$15,887

Ratios to average net assets:[3]
Net investment income	3.88%	4.36%	4.73%	5.52%	4.69%	5.39%
Expenses excluding specific expenses listed below	1.84%	1.82%	1.72%	1.62%	1.62%	1.61%
Interest and fees from borrowings	0.10%	0.05%	0.04%	0.05%	0.04%	0.04%
Interest and fees on short-term floating rate notes issued[4]	0.13%	0.09%	0.08%	0.09%	0.09%	0.12%

Total expenses	2.07%	1.96%	1.84%	1.76%	1.75%	1.77%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.07%	1.96%	1.84%	1.76%[5]	1.74%	1.76%

Portfolio turnover rate	20%	15%	21%	17%	24%	10%

50 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

51 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended January 31, 2017 (Unaudited)	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$8.57	$8.18	$8.34	$8.11	$8.72	$7.73

Income (loss) from investment operations:
Net investment income[1]	0.16	0.36	0.40	0.45	0.42	0.44
Net realized and unrealized gain (loss)	(0.36)	0.42	(0.16)	0.20	(0.61)	1.01

Total from investment operations	(0.20)	0.78	0.24	0.65	(0.19)	1.45

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.18)	(0.39)	(0.40)	(0.42)	(0.42)	(0.46)

Net asset value, end of period	$8.19	$8.57	$8.18	$8.34	$8.11	$8.72

Total Return, at Net Asset Value[2]	(2.44)%	9.89%	2.84%	8.24%	(2.43)%	19.31%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$240,830	$259,836	$253,773	$266,060	$293,424	$320,829

Average net assets (in thousands)	$253,349	$257,015	$269,613	$265,211	$333,013	$288,500

Ratios to average net assets:[3]
Net investment income	3.84%	4.35%	4.74%	5.55%	4.79%	5.42%
Expenses excluding specific expenses listed below	1.81%	1.81%	1.71%	1.57%	1.51%	1.52%
Interest and fees from borrowings	0.10%	0.05%	0.04%	0.05%	0.04%	0.04%
Interest and fees on short-term floating rate notes issued[4]	0.13%	0.09%	0.08%	0.09%	0.09%	0.12%

Total expenses	2.04%	1.95%	1.83%	1.71%	1.64%	1.68%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.04%	1.95%	1.83%	1.71%[5]	1.63%	1.67%

Portfolio turnover rate	20%	15%	21%	17%	24%	10%

52 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

53 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended January 31, 2017 (Unaudited)	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$8.61	$8.21	$8.37	$8.14	$8.75	$7.76

Income (loss) from investment operations:
Net investment income[1]	0.20	0.45	0.49	0.53	0.51	0.52
Net realized and unrealized gain (loss)	(0.37)	0.42	(0.16)	0.20	(0.62)	1.01

Total from investment operations	(0.17)	0.87	0.33	0.73	(0.11)	1.53

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.22)	(0.47)	(0.49)	(0.50)	(0.50)	(0.54)

Net asset value, end of period	$8.22	$8.61	$8.21	$8.37	$8.14	$8.75

Total Return, at Net Asset Value[2]	(1.94)%	10.93%	3.86%	9.29%	(1.44)%	20.43%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$186,222	$173,862	$123,831	$101,239	$104,708	$97,255

Average net assets (in thousands)	$181,241	$146,478	$127,028	$93,710	$116,275	$54,713

Ratios to average net assets:[3]
Net investment income	4.82%	5.33%	5.74%	6.54%	5.79%	6.28%
Expenses excluding specific expenses listed below	0.81%	0.81%	0.71%	0.56%	0.51%	0.50%
Interest and fees from borrowings	0.10%	0.05%	0.04%	0.05%	0.04%	0.04%
Interest and fees on short-term floating rate notes issued[4]	0.13%	0.09%	0.08%	0.09%	0.09%	0.12%

Total expenses	1.04%	0.95%	0.83%	0.70%	0.64%	0.66%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.04%	0.95%	0.83%	0.70%[5]	0.63%	0.65%

Portfolio turnover rate	20%	15%	21%	17%	24%	10%

54 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

55 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS January 31, 2017 Unaudited

1. Organization

Oppenheimer Rochester California Municipal Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid

56 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended July 31, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended July 31, 2016, the Fund utilized $14,063,145 of capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended July 31, 2016 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

57 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Expiring

2017	$100,477,817
2018	223,689,715
2019	31,408,386
No expiration	153,859,284

Total	$509,435,202

At period end, it is estimated that the capital loss carryforwards would be $355,575,918 expiring by 2019 and $160,663,643, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,371,653,018[1]

Gross unrealized appreciation	$86,943,334
Gross unrealized depreciation	(192,398,796)

Net unrealized depreciation	$(105,455,462)

1. The Federal tax cost of securities does not include cost of $134,547,846, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note in Note 4.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncement. In October 2016, the Securities and Exchange

58 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

Commission (“SEC”) adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. OFI Global is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded. If the official closing price or last sales price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

59 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

60 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

3. Securities Valuation (Continued)

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
California	$—	$1,229,965,877	$20	$1,229,965,897
U.S. Possessions	—	169,095,566	1,683,939	170,779,505

Total Assets	$—	$1,399,061,443	$1,683,959	$1,400,745,402

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

61 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 2*	Transfers into Level 3*
Assets Table
Investments, at Value:
Municipal Bonds and Notes

U.S. Possessions	$(1,717,529)	$1,717,529

Total Assets	$(1,717,529)	$1,717,529

* Transferred from Level 2 to Level 3 because of the lack of observable market data.

4. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse

62 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

4. Investments and Risks (Continued)

floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related to the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing

63 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

(or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/ reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. At period end, the Fund’s maximum exposure under such agreements is estimated at $56,100,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets

64 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

4. Investments and Risks (Continued)

and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At period end, municipal bond holdings with a value of $245,131,135 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $137,745,000 in short-term floating rate securities issued and outstanding at that date.

At period end, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$ 2,500,000	Anaheim, CA Public Financing Authority Tender Option Bond Series 2015-XF2139 Trust[3]	14.457%	10/1/39	$3,384,900
5,000,000	CA Dept. of Water Resources (Center Valley) Tender Option Bond Series 2015-XF2030 Trust[3]	7.790	12/1/35	6,440,501
8,385,000	CA GO Tender Option Bond Series 2016-XF2372 Trust[3]	12.586	9/1/34	12,063,416
7,110,000	CA Health Facilities Financing Authority (Providence Health & Services) Tender Option Bond Series 2015-XF0036 Trust	8.265	10/1/39	8,387,454
3,375,000	CA Health Facilities Financing Authority (SHlth / EBPC / EMC / MCHlth / MPHS / PAMFHCR&E / SCHosp / SCVH / SEBH / SGMF Obligated Group) Tender Option Bond Series 2015-XF0236 Trust	19.394	8/15/31	5,313,735
7,500,000	East Bay, CA Municipal Utility District (Water System) Tender Option Bond Series 2015-XF2026 Trust[3]	7.360	6/1/36	9,104,550
1,290,000	Grossmont, CA Union High School District Tender Option Bond Series 2015 XF-2141 Trust[3]	14.395	8/1/30	1,837,734
1,225,000	Grossmont, CA Union High School District Tender Option Bond Series 2015-XF2141-2 Trust[3]	14.419	8/1/31	1,746,115
4,735,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport) Tender Option Bond Series 2015 XF-0017 Trust	11.040	5/15/24	5,423,043
3,335,000	Los Angeles, CA Dept. of Airports Tender Option Bond Series 2015-XF0017-2 Trust	11.350	5/15/26	3,820,576
3,665,000	Los Angeles, CA Dept. of Airports Tender Option Bond Series 2015-XF0017-3 Trust	11.360	5/15/27	4,193,310
3,365,000	Los Angeles, CA Dept. of Airports Tender Option Bond Series 2015-XF0017-4 Trust	11.360	5/15/28	3,843,200
3,405,000	Los Angeles, CA Dept. of Airports Tender Option Bond Series 2015-XF2022 Trust[3]	11.310	5/15/25	3,920,279
1,500,000	Los Angeles, CA Dept. of Water & Power Tender Option Bond Series 2015 XF-0018 Trust	8.040	7/1/34	1,741,350
6,000,000	Los Angeles, CA Dept. of Water & Power Tender Option Bond Series 2015 XF-0018-2 Trust	8.040	7/1/38	6,889,320
8,150,000	Los Angeles, CA Harbor Dept. Tender Option Bond Series 2015-XF0035 Trust	7.834	8/1/34	9,780,978

65 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$ 5,000,000	San Marcos, CA Unified School District Tender Option Bond Series 2015-XF2029 Trust[3]	7.790%	8/1/31	$6,294,300
4,280,000	University of California Tender Option Bond Series 2016-XF0524-1 Trust	10.463	5/15/37	6,246,574
5,000,000	University of California Tender Option Bond Series 2016-XF0524-2 Trust	10.463	5/15/38	6,954,800

				$107,386,135

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $137,745,000 or 9.62% of its total assets at period end.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price

66 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

4. Investments and Risks (Continued)

and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$1,427,639
Sold securities	9,523,854

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$49,585,965
Market Value	$33,603,905
Market Value as % of Net Assets	2.62%

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. At period end, securities with an aggregate market value of $29,466,867, representing 2.30% of the Fund’s net assets, were subject to these forbearance agreements.

Concentration Risk. The Fund invests a large percentage of its total assets in obligations of issuers within its respective state and U.S. territories. Risks may arise from geographic concentration in any state, commonwealth or territory, such as Puerto Rico, the U.S. Virgin Islands, Guam or the Northern Mariana Islands. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory such as ongoing developments in Puerto Rico may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

67 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended January 31, 2017		Year Ended July 31, 2016
	Shares	Amount	Shares	Amount
Class A
Sold	11,544,410	$96,770,005	18,929,540	$159,130,441
Dividends and/or distributions reinvested	2,132,810	17,949,705	4,469,939	37,437,161
Redeemed	(17,364,646)	(144,810,208)	(22,886,962)	(191,692,964)
Net increase (decrease)	(3,687,426)	$(30,090,498)	512,517	$4,874,638

Class B
Sold	3,657	$31,438	23,323	$196,440
Dividends and/or distributions reinvested	2,786	23,559	9,445	79,072
Redeemed	(95,734)	(814,292)	(188,306)	(1,566,151)
Net decrease	(89,291)	$(759,295)	(155,538)	$(1,290,639)

68 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

6. Shares of Beneficial Interest (Continued)

	Six Months Ended January 31, 2017		Year Ended July 31, 2016
	Shares	Amount	Shares	Amount
Class C
Sold	2,161,105	$18,194,816	4,689,605	$39,169,511
Dividends and/or distributions reinvested	470,555	3,943,612	1,021,968	8,521,425
Redeemed	(3,539,150)	(29,484,388)	(6,414,434)	(53,565,060)
Net decrease	(907,490)	$(7,345,960)	(702,861)	$(5,874,124)

Class Y
Sold	7,617,660	$63,917,906	10,785,100	$90,686,882
Dividends and/or distributions reinvested	347,958	2,926,381	589,687	4,945,261
Redeemed	(5,521,784)	(46,124,301)	(6,253,910)	(52,577,406)
Net increase	2,443,834	$20,719,986	5,120,877	$43,054,737

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$295,396,595	$295,958,953

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Next $4 billion	0.35
Over $5 billion	0.33

The Fund’s effective management fee for the reporting period was 0.45% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and

69 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	11,791
Accumulated Liability as of January 31, 2017	85,213

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”)

70 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

8. Fees and Other Transactions with Affiliates (Continued)

for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
January 31, 2017	$75,138	$4,990	$2,517	$13,641

9. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in

71 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Borrowings and Other Financing (Continued)

the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 4. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 4 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.9238% at period end). The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.07% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

At period end, the Fund had borrowings outstanding at an interest rate of 0.9238%.

Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	$14,291,304
Average Daily Interest Rate	0.769%
Fees Paid	$158,690
Interest Paid	$52,316

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to

72 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

9. Borrowings and Other Financing (Continued)

repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.03% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the reporting period.

Details of reverse repurchase agreement transactions for the reporting period are as follows:

Fees Paid	$269,836

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado in connection with the investment performance of Oppenheimer Rochester California Municipal Fund (the “Fund”), a fund advised by

73 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

10. Pending Litigation (Continued)

OppenheimerFunds, Inc. (“OFI”) and distributed by OppenheimerFunds Distributor, Inc. (“OFDI”). The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the Fund contained misrepresentations and omissions and the investment policies of the Fund were not followed. An amended complaint and a motion to dismiss were filed, and in 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In October 2015, following a successful appeal by defendants and a subsequent hearing, the court granted plaintiffs’ motion for class certification and appointed class representatives and class counsel.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

74 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

75 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Scott Cottier, Troy Willis, Mark DeMitry, Michael Camarella, Charles Pulire and Elizabeth Mossow, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the muni California long category. The Board noted that the Fund’s one-year and five-year performance was better than its category median, although its three-year performance was equal to its category median and its ten-year performance was below its category median.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load muni California long funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fees were equal to its peer group median and category median. The Board also noted that the Fund’s total expenses were higher than its peer group median and category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies

76 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2017. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

77 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

78 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ’Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources

Oppenheimer Rochester California Municipal Fund	8/23/16	82.3%	2.1%	15.6%

Oppenheimer Rochester California Municipal Fund	1/24/17	99.8%	0.0%	0.2%

79 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
Beth Ann Brown, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Scott S. Cottier, Vice President
Troy E. Willis, Vice President
Mark R. DeMitry, Vice President
Michael L. Camarella, Vice President
Elizabeth Mossow, Vice President
Charles S. Pulire, Vice President
Richard Stein, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2017 OppenheimerFunds, Inc. All rights reserved.

80 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms

●	When you create a user ID and password for online account access

●	When you enroll in eDocs DirectSM our electronic document delivery service

●	Your transactions with us, our affiliates or others

●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

81 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2016. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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87 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

OppenheimerFunds® The Right Way to Invest

Visit us at oppenheimerfunds.com for 24-hr access to

account information and transactions or call us at 800.CALL

OPP (800.225.5677) for 24-hr automated information and

automated transactions. Representatives also available

Mon–Fri 8am-8pm ET.

Visit Us
oppenheimerfunds.com

Call Us
800 225 5677

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2017 OppenheimerFunds Distributor, Inc. All rights reserved.
RS0790.001.0117 March 24, 2017

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 1/31/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester California Municipal Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/17/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/17/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	3/17/2017